As filed with the Securities and Exchange Commission on June 3, 2011

File No. 333-45431/811-08629

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 88	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 86	☒

HARTFORD SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Registrant’s Telephone Number including Area Code: (860) 843-9934

Edward P. Macdonald, Esquire

The Hartford Financial Services Group, Inc.

Life Law — Mutual Funds Unit

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on June 4, 2011 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (Date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 88 to the Registration Statement of Hartford Series Fund, Inc. (the “Registrant”) on Form N-1A (File Nos. 333-45431/811-08629) is being filed to register Class IB shares of Hartford Portfolio Diversifier HLS Fund.  Hartford Portfolio Diversifier HLS Fund is a new series of the Registrant.

Hartford Portfolio Diversifier HLS Fund

Class IB: HPDSX

Class IB Shares
Prospectus

June 4, 2011

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Address Until August 13, 2011	Address After August 13, 2011
HARTFORD HLS FUNDS c/o Individual Annuity Services P.O. Box 5085 Hartford, CT 06102-5085	HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

[This Page Is Intentionally Left Blank]

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HARTFORD PORTFOLIO DIVERSIFIER HLS FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts issued by Hartford Life Insurance Company and its affiliates, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity contract level and would be higher if such fees and expenses were included.  You should review your variable contract prospectus (or other disclosure document) for more information on those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Share Class
IB
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None

Annual Fund Operating Expenses

(expenses that are deducted from the fund’s assets, as a percentage of the value of your investment)

IB
Management fees	0.60%
Distribution and service (12b-1) fees	0.25%
Other expenses(1)	0.09%
Total annual fund operating expenses	0.94%
Less: Contractual expense reimbursement(2)	0.09%
Net operating expenses(2)	0.85%

(1)                          Fees and expenses are estimated for the current fiscal year.

(2)                          HL Investment Advisors, LLC has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.85% of the Fund’s average daily net assets. This contractual arrangement will remain in effect until April 30, 2013, and shall renew automatically for one-year terms unless the Adviser provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3
IB	$87	$291

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  Because the Fund had not commenced operations as of the date of this prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment goal by replicating the performance of the Portfolio Diversifier Index (the “Index”).  The Index is a composite index designed by Hartford Life Insurance Company (“Hartford Life”) and calculated by HL Investment Advisors, LLC (“HL Advisors”), the Fund’s investment adviser.  The Index is intended to produce investment performance that may mitigate against significant declines in the aggregate value of investment allocations to the equity mutual funds (the “Allocated Funds”) under those variable annuity contracts issued by Hartford Life and its affiliates where the contract holder has elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund (a “Rider”), while also preserving the potential for modest appreciation in net asset value when markets are appreciating.  Unlike a traditional index, the Index is not determined on the basis of the performance of constituent investments, but rather is calculated by inputting certain data into a pre-set

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formula.  The resulting Index determines the Fund’s relative allocation of assets among three separate investment strategies, or “sleeves,” as well as the investment profile of one of the sleeves.

The sleeves among which the Fund’s assets are allocated consist of:

•                  a sleeve designed to approximate the investment performance of the Barclays Capital U.S. Aggregate Bond Index (the “Bond Sleeve”);

•                  a sleeve designed to approximate the performance of the S&P 500 Index (the “Equity Sleeve”); and

•                  a sleeve consisting of (i) a basket of derivatives that generally will increase in value if the S&P 500 Index decreases significantly in value and will generally decrease in value when the S&P 500 Index remains level or increases in value; and (ii) holdings of Treasury securities and other cash investments (the “Derivative Sleeve”).

The anticipated allocation ranges for the sleeves and anticipated target allocations (i.e., expected allocations under normal market conditions) are:

Sleeve	Allocation Range	Allocation Target
Bond Sleeve	20 to 60% of net assets	40% of net assets
Equity Sleeve	0 to 40% of net assets	20% of net assets
Derivative Sleeve	20 to 60% of net assets	40% of net assets

In addition to determining the relative allocation of assets among the sleeves, the Index determines the investment profile of the Derivative Sleeve.  HL Advisors calculates the Index on a monthly basis using the pre-set formula and the following inputs: (i) data provided by Hartford Life and its affiliates regarding the aggregate allocations of Rider holders to each Allocated Fund; (ii) certain other data regarding the Rider holders and the performance of the Fund and the Allocated Funds; and (iii) certain market-related data.

Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s investment sub-adviser, manages the Fund’s portfolio to replicate the allocations of the Index and the investment composition of the sleeves.  The Derivative Sleeve will be managed primarily through purchases of “short” investments in S&P 500 futures contracts (i.e., investments in futures contracts that will move inversely in value to the value of the S&P 500) and put options, although Hartford Investment Management also may purchase call options and “long” investments in S&P 500 futures contracts to manage exposure, as well as enter into other types of derivative contracts.  A significant portion of the Derivative Sleeve may be held in Treasury securities and other cash investments.  The Equity Sleeve and Bond Sleeve will seek to approximate the performance of their respective indexes through direct investments in some or all of the holdings of the indexes, as well as other standard index replication strategies.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Fund Strategy Risk - The Fund is available solely to holders of variable annuity contracts issued by Hartford Life and its affiliates who have elected a Rider.  The Fund is designed to replicate the Index, which is designed to produce investment performance that may mitigate against significant declines in the values of the Allocated Funds held by Rider holders.  Hartford Life and its affiliates have financial obligations to holders of the Riders arising from guarantee obligations under the Riders.  To the extent that the Fund’s strategy is successful, Hartford Life and its affiliates will benefit from a reduction of the risk arising from their guarantee obligations under the Riders, and they will have less risk to hedge under the Riders than would be the case if holders did not allocate to the Fund.

As a holder of a Rider, you also will have exposure to changes in the values of the Allocated Funds, although your particular exposure will differ from the aggregated exposure that the Index is designed to address, depending on your allocations and investment activity, among other factors.  Although the Fund may have the effect of mitigating declines in your contract value under a Rider in the event of a significant decline in equity market valuations, the strategy followed by the Fund, if successful, will also generally result in your contract value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising.  This may deprive you of some or all of the benefit of increases in equity market values under your contract and could also result in a decrease in the value of your variable annuity contract.  Depending on future market conditions, you might benefit more from selecting alternative allocations under a guaranteed benefit rider (if available) or alternate investments.  In addition, there is no guarantee that the Fund’s strategy will have its intended effect, and it may not work as effectively as is intended.  Depending on your particular allocation to the Allocated Funds under a Rider, the Fund’s strategy may be more or less effective in mitigating potential losses under your variable annuity contract than may be the case for others who elect a Rider and allocate contract value differently among the Allocated Funds.  In particular, the Fund’s investment strategy is not as likely to be as effective with respect to allocations that have relatively lower anticipated correlation to the investment performance of the S&P 500 Index.

Hartford Life’s financial interest in reducing the volatility of overall contract value invested under the Riders, in light of its obligations under the Riders, may be deemed to present a potential conflict of interest with respect to the interests of the holders of the Riders, in that Hartford Life’s interest may at times conflict with the Fund’s goal of preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.  Hartford Life, HL Advisors and the Fund have developed procedures designed to address this potential conflict by (i) specifying the processes for developing and communicating the data used to calculate the Index, calculating the Index and managing the Fund to replicate the performance of the Index and (ii) monitoring for compliance with the specified processes.

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Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the overall securities markets.

Futures and Options Risks - Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Index and Information Risk - The data used by HL Advisors to calculate the Index may not always be current.   To the extent the data, and in particular the market-related data, is outdated or inaccurate, the Derivative Sleeve may fail to hedge or may hedge less effectively against equity market declines.  In addition, when the values of investments are increasing, the Fund’s value could increase to a lesser extent, or decrease to a greater extent, than would be the case if the data used to calculate the Index were current.

In addition, the Index is intended to hedge against the aggregate allocations of holders of the Riders to the Allocated Funds and not the allocation of any individual contract owner.  The Derivative Sleeve may not be successful in providing an effective hedge, and the hedge, even if effective, will benefit some Rider holders more than others, depending upon the allocations to funds selected by the holders.  In particular, contract owners whose allocations have a relatively higher anticipated correlation to the investment performance of the S&P 500 Index will benefit to a greater extent from the hedge during periods of equity market declines.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Liquidity Risk — The risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may be lower than the market price of comparable liquid securities and thus negatively affect the Fund’s net asset value.

Credit Risk - Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds fall.  Generally, the longer the maturity of a bond, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income.  These risks are greater during periods of rising inflation.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  Because the Fund had not commenced operations as of the date of this prospectus, no performance history has been provided.

MANAGEMENT.  The Fund’s investment manager is HL Investment Advisors, LLC.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

Paul Bukowski, CFA	Senior Vice President and Head of Quantitative Equities	2011

James Ong, CFA	Vice President	2011

PURCHASE AND SALE OF FUND SHARES.  The Fund sells its shares at net asset value directly to variable annuity separate accounts of Hartford Life and certain of its insurance company affiliates.  The Fund’s shares are offered solely to holders of variable annuity contracts issued by Hartford Life and its affiliates who have elected a Rider.  The election of a Rider requires an allocation of 50% of the individual electing the Rider’s variable annuity contract value to the Fund.  Accordingly, you will be required to invest indirectly in the Fund through election of a Rider in connection with your purchase of a variable annuity contract issued by a separate account.  Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest.

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TAX INFORMATION.  Under current law, owners of variable annuity contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  The Fund is only available as an underlying investment for certain variable annuity contracts.  The Fund and its related companies may make payments to broker-dealers and other financial intermediaries for distribution and/or other services.  Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment.  Ask your financial adviser or visit the website of the financial intermediary for more information.  The disclosure document for your variable contract may contain additional information about these payments.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts issued by Hartford Life Insurance Company and its affiliates, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment goal by replicating the performance of the Portfolio Diversifier Index (the “Index”).  The Index is a composite index designed by Hartford Life Insurance Company (“Hartford Life”) and calculated by HL Investment Advisors, LLC (“HL Advisors”), the Fund’s investment adviser.  The Index is intended to produce investment performance that may mitigate against significant declines in the aggregate value of investment allocations to the equity mutual funds (the “Allocated Funds”) under those variable annuity contracts issued by Hartford Life and its affiliates where the contract holder has elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund (a “Rider”), while also preserving the potential for modest appreciation in net asset value when markets are appreciating.  Unlike a traditional index, the Index is not determined on the basis of the performance of constituent investments, but rather is calculated by inputting certain data into a pre-set formula.  The resulting Index determines the Fund’s relative allocation of assets among three separate investment strategies, or “sleeves,” as well as the investment profile of one of the sleeves.

The sleeves among which the Fund’s assets are allocated consist of:

•                  a sleeve designed to approximate the investment performance of the Barclays Capital U.S. Aggregate Bond Index (the “Bond Sleeve”);

•                  a sleeve designed to approximate the performance of the S&P 500 Index (the “Equity Sleeve”); and

•                  a sleeve consisting of (i) a basket of derivatives that generally will increase in value if the S&P 500 Index decreases significantly in value and will generally decrease in value when the S&P 500 Index remains level or increases in value; and (ii) holdings of Treasury securities and other cash investments (the “Derivative Sleeve”).

The anticipated allocation ranges for the sleeves and anticipated target allocations (i.e., expected allocations under normal market conditions) are:

Sleeve	Allocation Range	Allocation Target
Bond Sleeve	20 to 60% of net assets	40% of net assets
Equity Sleeve	0 to 40% of net assets	20% of net assets
Derivative Sleeve	20 to 60% of net assets	40% of net assets

In addition to determining the relative allocation of assets among the sleeves, the Index determines the investment profile of the Derivative Sleeve.  HL Advisors calculates the Index on a monthly basis using the pre-set formula (consisting of an industry standard model) and data provided by Hartford Life and its affiliates regarding:

•                  the aggregate allocations of Rider holders to each Allocated Fund;

•                  the changes in value of the aggregate guarantee of Hartford Life and its affiliates to the holders of the Riders relative to the holders’ total assets invested in the Fund and Allocated Funds in connection with the Riders;

•                  the aggregate cash flows relating to the Riders to each Allocated Fund, net of cash withdrawals in the case of surrenders;

•                  updated projections of future cash withdrawals related to the Riders based on past cash withdrawal activity as compared to projected cash withdrawal activity for that same time period;

•                  data derived from returns-based style regression analyses of the investment performance characteristics of the Fund and the Allocated Funds; and

•                  markets, including discount rates and/or discount factors, dividend yields and equity implied volatility surface (a measure of option volatility).

Changes in the Index result solely from changes in these data inputs, as the pre-set formula is fixed and as such will not vary from month to month.

Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s investment sub-adviser, manages the Fund’s portfolio to replicate the allocations of the Index and the investment composition of the sleeves.  Hartford Investment Management has discretion in managing the Fund’s assets, provided that it must manage the assets in accordance with the Fund’s investment strategy of replicating the performance of the Index.  The strategies used by Hartford Investment Management in managing each sleeve of the Fund are summarized below.

Bond Sleeve.  Hartford Investment Management uses a sampling approach to approximate the performance of the Barclays Capital U.S. Aggregate Bond Index, selecting a subset of the bonds in the index in which to invest.  Bonds in which the Fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers; (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; and (4) commercial mortgage-backed securities.  In selecting securities for the Bond Sleeve, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy.  The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.  For individual

8

securities, Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings, management team, and security structure.

Equity Sleeve.  Hartford Investment Management attempts to approximate the capital performance and dividend income of the S&P 500 Index in the Equity Sleeve by generally investing in stocks included in the S&P 500 Index. Hartford Investment Management selects stocks for the Equity Sleeve after taking into account their individual weights in the S&P 500 Index.  Hartford Investment Management does not attempt to “manage” this sleeve’s portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the sleeve’s portfolio unless, of course, the company is removed from the S&P 500 Index.  Additionally, due to an internal policy of the sub-adviser, the Fund does not invest in the stock of The Hartford Financial Services Group, Inc. (HIG), a component of the S&P 500 Index.

Derivative Sleeve.  The Derivative Sleeve will be managed to replicate the performance profile called for by the Index primarily through purchases of “short” investments in S&P 500 futures contracts (i.e., investments in futures contracts that will move inversely in value to the value of the S&P 500) and put options, although Hartford Investment Management also may purchase call options and “long” investments in S&P 500 futures contracts to manage exposure, as well as enter into other types of derivative contracts.  As indicated above, the amount of assets allocated to the Derivative Sleeve will be based on the Index and will be designed to mitigate against declines in the aggregate value of equity investment allocations of purchasers of the Riders.  Accordingly, the Index will be designed to achieve performance generally “contra” to that of the equity markets, as measured by the S&P 500 Index.  A significant portion of the Derivative Sleeve may be held in Treasury securities and other cash investments.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Fund Strategy Risk - The Fund is available solely to holders of variable annuity contracts issued by Hartford Life and its affiliates who have elected a Rider.  The Fund is designed to replicate the Index, which is designed to produce investment performance that may mitigate against significant declines in the values of the Allocated Funds held by Rider holders.  Hartford Life and its affiliates have financial obligations to holders of the Riders arising from guarantee obligations under the Riders.  To the extent that the Fund’s strategy is successful, Hartford Life and its affiliates will benefit from a reduction of the risk arising from their guarantee obligations under the Riders, and they will have less risk to hedge under the Riders than would be the case if holders did not allocate to the Fund.

As a holder of a Rider, you also will have exposure to changes in the values of the Allocated Funds, although your particular exposure will differ from the aggregated exposure that the Index is designed to address, depending on your allocations and investment activity, among other factors.  Although the Fund may have the effect of mitigating declines in your contract value under a Rider in the event of a significant decline in equity market valuations, the strategy followed by the Fund, if successful, will also generally result in your contract value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising.  This may deprive you of some or all of the benefit of increases in equity market values under your contract and could also result in a decrease in the value of your variable annuity contract.  Depending on future market conditions, you might benefit more from selecting alternative allocations under a guaranteed benefit rider (if available) or alternate investments.  In addition, there is no guarantee that the Fund’s strategy will have its intended effect, and it may not work as effectively as is intended.  Depending on your particular allocation to the Allocated Funds under a Rider, the Fund’s strategy may be more or less effective in mitigating potential losses under your variable annuity contract than may be the case for others who elect a Rider and allocate contract value differently among the Allocated Funds.  In particular, the Fund’s investment strategy is not as likely to be as effective with respect to allocations that have relatively lower anticipated correlation to the investment performance of the S&P 500 Index.

Hartford Life’s financial interest in reducing the volatility of overall contract value invested under the Riders, in light of its obligations under the Riders, may be deemed to present a potential conflict of interest with respect to the interests of the holders of the Riders, in that Hartford Life’s interest may at times conflict with the Fund’s goal of preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.  Hartford Life, HL Advisors and the Fund have developed procedures designed to address this potential conflict by (i) specifying the processes for developing and communicating the data used to calculate the Index, calculating the Index and managing the Fund to replicate the performance of the Index and (ii) monitoring for compliance with the specified processes.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives are volatile and may involve significant risks, including:

•                  Counterparty Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•                  Liquidity Risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

•                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite

9

direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Fund will use derivatives as part of a strategy of seeking to mitigate against losses, which may be called hedging.  Hedging is a strategy in which a fund uses derivatives to offset the risks associated with other investments.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from the manner against which the Fund is hedged or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Futures and Options Risks -  Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the value of the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.  Certain major exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract’s price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell options or futures contracts. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Index and Information Risk - The data used by HL Advisors to calculate the Index may not always be current.   To the extent the data, and in particular the market-related data, is outdated or inaccurate, the Derivative Sleeve may fail to hedge or may hedge less effectively against equity market declines.  In addition, when the values of investments are increasing, the Fund’s value could increase to a lesser extent, or decrease to a greater extent, than would be the case if the data used to calculate the Index were current.

In addition, the Index is intended to hedge against the aggregate allocations of holders of the Riders to the Allocated Funds and not the allocation of any individual contract owner.  The Derivative Sleeve may not be successful in providing an effective hedge, and the hedge, even if effective, will benefit some Rider holders more than others, depending upon the allocations to funds selected by the holders.  In particular, contract owners whose allocations have a relatively higher anticipated correlation to the investment performance of the S&P 500 Index will benefit to a greater extent from the hedge during periods of equity market declines.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Liquidity Risk — The risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may be lower than the market price of comparable liquid securities and thus negatively affect the Fund’s net asset value.

Credit Risk - Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds fall.  Generally, the longer the maturity of a bond, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income.  These risks are greater during periods of rising inflation.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The Fund is subject to certain additional risks, which are discussed below.

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Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Early Closing Risk — The risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on a particular day.  If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in the trading day, the Fund might incur substantial trading losses.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Valuation Risk — The risk that the Fund has valued certain of its securities at a higher or lower price than the price for which it can sell them.

Illiquid Securities

•                  In General.  Securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•                  Limitation on Illiquid Investments.  If one or more instruments in the Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments.  In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

•                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Board of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV.

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), the Fund may not

•                  acquire more than 3% of the voting shares of any other investment company,

•                  invest more than 5% of the Fund’s total assets in securities of any one investment company, and

•                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and, at times, engage in short-term trading. Such activity could produce higher brokerage expenses and transaction costs for the Fund and, therefore, could adversely affect the Fund’s performance. The Fund is not managed to achieve a particular tax result for shareholders.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s web site at www.hartfordinvestor.com no earlier than 25 calendar days after the end of each month.

The Fund also will publicly disclose on its web site the ten largest fixed income holdings, equity holdings and derivative holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

HL Investment Advisors, LLC (“HL Advisors”) is the investment manager to the Fund. As investment manager, HL Advisors is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below. HL Advisors is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $318.3 billion in assets as of December 31, 2010. HL Advisors had over $45 billion in assets under management as of December 31, 2010. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

HL Advisors relies on an exemptive order from the Securities and Exchange Commission under which it uses a “Manager of Managers” structure. HL Advisors has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser not affiliated with HL Advisors with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management provides day-to-day management for the Fund’s portfolio.  Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2010, Hartford Investment Management had investment management authority over approximately $159.6 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Paul Bukowski, CFA, Senior Vice President and Head of Quantitative Equities of Hartford Investment Management, has served as portfolio manager of the Fund since its inception in June 2011.  Mr. Bukowski joined Hartford Investment Management in 2005.  Before joining Hartford Investment Management, he was a senior quantitative analyst at ING and also head of research at Callard & Ogden Investment Management.  Mr. Bukowski earned a B.A. from the University of Wisconsin and an M.B.A. from the University of Chicago. He is a Fellow of the Casualty Actuarial Society.

James Ong, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the Fund since its inception in June 2011.  Mr. Ong joined Hartford Investment Management in 2001 and has been involved in trading and portfolio analysis since that time.  Mr. Ong earned his BA in Economics from Middlebury College in 2001.

Soft Dollar Practices

Hartford Investment Management is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), Hartford Investment Management may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. Hartford Investment Management may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because Hartford Investment Management receives these products and services. These products and services may be of value to Hartford Investment Management in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, Hartford Investment Management will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

Management Fee

The Fund pays a monthly management fee to HL Advisors based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreement of the Fund will be available in the Fund’s semi-annual report to shareholders for the fiscal period ending June 30, 2011.

The management fee set forth in the Fund’s investment advisory agreement is 0.60% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $4 billion, 0.48% of the next $5 billion and 0.47% in excess of $10 billion annually of the Fund’s average daily net assets.

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FURTHER INFORMATION ON THE FUND

Purchase and Redemption of the Fund’s Shares

The Fund’s shares are available only to separate accounts of Hartford Life and its affiliates (“Accounts”) as a required investment option for variable annuity contracts whose holders have elected a Rider subject to an allocation model requiring an allocation of 50% of contract value to the Fund. The Fund has authorized Class IB shares.  The terms of your Rider require you to provide Hartford Life with reallocation instructions upon termination of the Rider, because this Fund is not appropriate for investment except as a required allocation in connection with a Rider.

Many of the Accounts are registered with the SEC as investment companies. When shares of the Fund are offered as an investment option for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Fund are sold by Hartford Securities Distribution Company, Inc. (the “Distributor”) in a continuous offering to the Accounts.  Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem the shares of the Fund at net asset value without sales or redemption charges.

For each day on which the Fund’s net asset value is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. The Accounts purchase and redeem shares of the Fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the contract owner’s proportionate share of the current assets of the Fund. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

Additional Compensation to Servicing Institutions and Other Persons (“Servicing Intermediaries”)

This section includes additional information about different types of compensation paid to other entities with respect to the Hartford HLS Funds.

Compensation to Servicing Intermediaries.  HL Advisors or its affiliates may pay Servicing Intermediaries compensation for sub-accounting, administration and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford HLS Funds rather than to other investment products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on the average net assets of the Hartford HLS Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.20% of the average net assets of the Hartford HLS Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2010, HL Advisors or its affiliates incurred approximately $2,500,000 in total Servicing Payments and these Servicing Payments did not exceed $660,000 for any one Servicing Intermediary.

As of January 1, 2011, HL Advisors or its affiliates have entered into arrangements to pay Servicing Compensation to the following entities: ACS HR Solutions, LLC; ADP Broker-Dealer, Inc.; Alerus Financial; BenefitStreet, Inc.; Ascensus, Inc.; Charles Schwab & Co.; Charles Schwab Trust Company.; Diversified Investment Advisors, Inc.; Fidelity Brokerage Services LLC and National Financial Services LLC; Fidelity Investments Institutional Operations Company, Inc.; GWFS Equities, Inc.; Hewitt Associates, LLC; ICMA Retirement Corporation; ING Institutional Plan Services, LLC and ING Life Insurance and Annuity Company; J.P. Morgan Retirement Plan Services LLC; Lincoln Retirement Services Company, LLC and AMG Service Corp.; Mercer HR Services, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corp.; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Noble Consulting Services, Inc.; Ohio Public Employees Deferred Compensation Board; Pension Retirement Online; Preferred Pension Concepts, Inc.; Principal Services Trust Company; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc.; Teachers Insurance and Annuity Association of America; Nationwide Retirement Solutions, Inc.; The Northern Trust Company; The Retirement Plan Company, LLC; The Vanguard Group, Inc.; US Bank; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.  HL Advisors or its affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

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Class IB Shares Distribution Plan

The Board of Directors of the Fund has adopted a distribution plan (the “Distribution Plan”) for Class IB shares pursuant to appropriate resolutions in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges. Pursuant to the Distribution Plan, the Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the Distributor engaged in the distribution of the Class IB shares of the Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of the Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of the Fund; (d) expenses relating to the development, preparation, printing, and mailing of Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of the Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of the Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding the Fund’s investment objectives and policies and other information about the Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of the Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of the Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of the Fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the Fund’s board of directors, including at least a majority of directors who are not interested persons of the Fund as defined in the 1940 Act. The Distribution Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of the Fund. The Distribution Plan will automatically terminate in the event of its assignment.

The Distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Fund’s shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the Fund. Because the fees paid by the Fund under the Distribution Plan are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s investment and may cost more than alternative types of charges for the same distribution and investor services.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for the Fund and its shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for the Fund’s shares is determined by dividing the value of the Fund’s net assets by the number of shares outstanding.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

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Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time.   If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.  The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services.  Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when it holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.  Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Dividends and Distributions

The Board of Directors for the Fund has delegated authority to the Fund Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  The current policy for the Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year.

Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date.  The Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors.

Frequent Purchases and Redemptions of Fund Shares

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all of the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded. Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Fund.

The Fund is available for investment through variable contracts issued by Hartford Life and its affiliates. In most cases, exchange activity occurs on an omnibus basis, which can limit the ability of the Fund to monitor or restrict the trading practices of individual investors.

The Board of Directors of the Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund’s policy is to discourage investors from trading in the Fund’s shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the Fund to market timers and to impose reasonable restrictions on frequent purchases and redemptions of Fund shares to the extent practicable.  In addition, it is the Fund’s policy to require the sub-adviser to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the Fund that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of the Fund and for Hartford Life to review and respond to such reports.  The Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.   In making such determinations, the Fund may consider an investor’s trading history in any of the Hartford HLS Funds, including the person’s trading history in any accounts under a person’s common ownership or control.  No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract holders may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product.

The policies and procedures described above may have only a limited effect given that contract owners who purchase a Rider are required to allocate 50% of their contract value to the Fund, and any required purchase or redemption resulting from purchasing or ceasing to hold the Rider will generally be excluded from the procedures.  Nonetheless, given that investment in the Fund is only

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permitted through a variable annuity contract subject to a Rider, and holders of a Rider must allocate 50% of their contract value to the Fund, HL Advisors believes that the Fund is not particularly susceptible to market timing or abusive trading.

In addition, the use of fair value pricing can serve both to make the Fund less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Fund’s shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in the Fund if the Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly if the Fund invests in thinly traded securities.  The Fund’s pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable), may serve as a deterrent against harmful excessive trading in Fund shares. For additional information concerning the Fund’s fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Federal Income Taxes

For federal income tax purposes, the Fund is treated as a separate taxpayer. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, the Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, owners of variable contracts which have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Fund, see “Taxes” in the SAI.

Variable Contract Owner Voting Rights

With regard to Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

Performance Related Information

The Fund may advertise performance related information. Performance information about the Fund is based on the Fund’s past performance only and is no indication of future performance.

The Fund may include its total return in advertisements or other sales material. When the Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Fund is offered exclusively through variable insurance products. Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account charges and expenses payable with respect to these insurance products. Such charges and expenses are not reflected in the Fund’s performance information and will reduce an investor’s return under the insurance products.

Distributor, Custodian and Transfer Agent

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the Hartford HLS Funds.

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as custodian of the Hartford HLS Funds’ assets.

Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, MN 55125, serves as transfer and dividend disbursing agent for the Hartford HLS Funds.

17

FINANCIAL HIGHLIGHTS

Because the Fund had not commenced operations as of the date of this prospectus, no financial highlight information is available for the Fund.

18

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund will be contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.  Because the Fund had not commenced operations as of the date of this prospectus, the Fund has not yet delivered an annual or semi-annual report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (which means it is legally a part of) this prospectus.

The Fund makes available this prospectus and its SAI free of charge, on the Fund’s website at www.hlsfunds.com/prospectus.  The Fund will make available its annual/semi-annual reports free of charge on the Fund’s website when such reports become available.

To request a free copy of the SAI or annual/semi-annual report when they become available, or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT  06102-5085

By Phone:

1-800-862-6668

On The Internet:

www.hartfordinvestor.com

In Person:

At the SEC’s Public Reference Room in Washington, DC.

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

Hartford Series Fund, Inc. 811-08629	HLSPRO-PD11 June 4, 2011

STATEMENT OF ADDITIONAL INFORMATION

Class IB
Hartford Portfolio Diversifier HLS Fund	HPDSX

A SERIES OF HARTFORD SERIES FUND, INC.

CLASS IB SHARES

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus for the Hartford Portfolio Diversifier HLS Fund (the “Fund”), as supplemented from time to time. The Fund’s prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund’s prospectus.

A free copy of the Fund’s prospectus is available on the Fund’s website at www.hlsfunds.com/prospectus, upon request by writing to:  Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085 (until August 13, 2011), Hartford HLS Funds, The Hartford Wealth Management — Global Annuities, P.O. Box 14293, Lexington, KY 40512-4293, or by calling 1-800-862-6668.

Date of Prospectus: June 4, 2011

Date of Statement of Additional Information: June 4, 2011

GENERAL INFORMATION

Hartford Series Fund, Inc. (also referred to herein as the “Company”) is an open-end management investment company consisting of thirty separate investment portfolios or mutual funds.  The separate investment portfolios of the Company and Hartford HLS Series Fund II, Inc. are collectively referred to as the “HLS Funds.”  This SAI relates to the Portfolio Diversifier HLS Fund (the “Fund”), which may serve as an underlying investment vehicle for variable annuity separate accounts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.  The Fund offers one class of shares: Class IB.  HL Investment Advisors, LLC (“HL Advisors”) is the investment manager and Hartford Life Insurance Company (“Hartford Life”) provides administrative services to the Fund.  HL Advisors and Hartford Life are indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $318.3 billion in assets as of December 31, 2010.  In addition, Hartford Investment Management Company (“Hartford Investment Management” or the “sub-adviser”), an affiliate of HL Advisors, is the sub-adviser to the Fund and provides the day-to-day investment management of the Fund’s portfolio. Hartford Investment Management is a wholly owned subsidiary of The Hartford.  The Hartford sponsors the HLS Funds as well as a family of mutual funds that is offered directly to the public.  Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly owned subsidiary of The Hartford, is the investment manager and principal underwriter to that fund family.

The Fund is an investment portfolio (series) of the Company, a Maryland corporation registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Company issues a separate series of shares of common stock for each HLS Fund that is a series of the Company, representing a fractional undivided interest in such HLS Fund. Each such series of shares is subdivided into up to two classes: Class IA and IB.  The Fund was organized in 2011.

The Fund is a diversified fund.

The Board of Directors may reclassify authorized shares to increase or decrease the allocation of shares in the Fund.  The Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of the Fund or to classify and reclassify existing and new funds into one or more classes.

Investments in the Fund are not:

•                                   Deposits or obligations of any bank;

•                                   Guaranteed or endorsed by any bank; or

•                                   Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and principal investment strategies of the Fund are set forth in its prospectus.  As set forth in the prospectus, the Fund seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts issued by Hartford Life and its affiliates, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.  The Fund seeks to achieve its investment objective by replicating the performance of the Portfolio Diversifier Index (the “Index”).  A description of the Index and additional information concerning certain of the Fund’s investments, strategies, and risks are set forth below.  With respect to percentage restrictions on investments described in this SAI or in the prospectus, except with respect to the limitations on borrowing from banks set forth below under “Fundamental Investment Restrictions of the Fund,” if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans or amount of net assets or security characteristics is not a violation of any of such restrictions.  Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the Fund’s investment objective and the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.                          DESCRIPTION OF THE INDEX

The Index is a composite index designed by Hartford Life.  The Index is intended to produce investment performance that may mitigate against significant declines in the aggregate value of investment allocations to the equity mutual funds (the “Allocated Funds”) under those variable annuity contracts issued by Hartford Life and its affiliates where the contract holder has elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund (a “Rider”), while also preserving the potential for modest appreciation in net asset value when markets are appreciating.   The Index determines both how the Fund’s assets are allocated among the separate investment strategies, or “sleeves,” and the investments made in the sleeve that invests in futures, options, and other derivative instruments.

HL Advisors calculates the Index on a monthly basis, using: (i) a pre-set algorithm; (ii) information relating to the Rider holders provided by Hartford Life and its affiliates (the “Holder Data”); and (iii) market data provided by Hartford Life (the “Market Data”).  The algorithm used to calculate the Index is a Black-Scholes closed form model.

The Holder Data consists of the following information about Rider holders:

(i)                                    the aggregate allocations of Rider holders to each Allocated Fund;

(ii)                                 the changes in value of the aggregate guarantee of Hartford Life and its affiliates to the holders of the Riders relative to the holders’ total assets invested in the Fund and Allocated Funds in connection with the Riders;

(iii)                              the aggregate cash flows relating to the Riders to each Allocated Fund, net of cash withdrawals in the case of surrenders;

(iv)                             updated projections of future cash withdrawals related to the Riders based on past cash withdrawal activity as compared to projected cash withdrawal activity for that same time period; and

(v)                                data derived from returns-based style regression analyses of the investment performance characteristics of the Fund and the Allocated Funds.

The value of the aggregate guarantee of Hartford Life and its affiliates is the total of the guarantee obligations with respect to each contract holder that elects a Rider.

The Market Data consists of:

(i)                                     discount rates and/or discount factors;

(ii)                                  dividend yields; and

(iii)                               equity implied volatility surface (a measure of option volatility).

The Market Data is based on information derived from inquiries to third parties regarding valuations, such as dealer quotes, and publicly available market information, applied in standard industry valuation models.

Hartford Life, HL Advisors and the Fund have developed procedures designed to: (i) specify the processes for developing and communicating the Holder Data and Market Data, calculating the Index and managing the Fund to replicate the performance of the Index and (ii) monitor for compliance with the specified processes.  The processes that have been developed are designed to minimize the discretion Hartford Life, HL Advisors and Hartford Investment Management may have in undertaking their responsibilities in connection with the processes, although certain of the processes, such as the selection of valuation models for use in developing the Market Data, may have an element of discretion or subjectivity.  The procedures, however, provide for escalation and compliance monitoring processes in order to establish controls designed to provide assurances that the processes are not conducted in a manner intended to benefit Hartford Life to the detriment of the Fund and contract holders.

B.                            FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

The Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act and as used in the prospectus and this SAI, a “majority of the outstanding voting securities” means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of the Fund (or a class of the outstanding shares of the Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or of the class) are present in person or by proxy, or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

Unless otherwise provided below, all references below to the assets of the Fund are in terms of current market value.

The Fund:

1.               will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2.               will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry;

3.               will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4.               will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5.               will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

6.               will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

C.                            NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors without shareholder approval.

The Fund may not:

1.               Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2.               Purchase securities on margin except to the extent permitted by applicable law.

3.               Purchase securities while outstanding borrowings exceed 5% of the Fund’s total assets, except where the borrowing is for temporary or emergency purposes.  Reverse repurchase agreements, dollar rolls, securities lending, and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

4.               Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.

5.               Invest more than 15% of the Fund’s net assets in illiquid securities.

D.                           NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUND

The Fund must:

1.               Maintain its assets so that, at the close of each quarter of its taxable year,

(a)                   at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)                  no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax law requirements.

2.               Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder.  Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

(a)                   no more than 55% of the value of the assets in the Fund is represented by any one investment,

(b)                  no more than 70% of the value of the assets in the Fund is represented by any two investments,

(c)                   no more than 80% of the value of the assets in the Fund is represented by any three investments, and

(d)                  no more than 90% of the value of the total assets of the Fund is represented by any four investments.

In determining whether the above diversification standards are met, each U.S Government agency or instrumentality shall be treated as a separate issuer.

E.                             CLASSIFICATION

The Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of the Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

The Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders.

F.                             CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

The investment objective and principal investment strategies for the Fund are discussed in the Fund’s prospectus.  Set forth below are further descriptions of certain types of investments and investment strategies used by the Fund.  Please see the Fund’s prospectus and the “Investment Objective and Policies” section of this SAI for further information on the Fund’s investment policies and risks.

Certain descriptions in the Fund’s prospectus and this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument that the Fund may purchase are meant to describe the spectrum of investments that the Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies, and restrictions. The sub-adviser, in its discretion, may employ any such practice, technique, or instrument for the Fund. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

The Fund allocates its assets among three separate investment strategies, or “sleeves,” consisting of:

•                  a sleeve designed to approximate the investment performance of the Barclays Capital U.S. Aggregate Bond Index (the “Bond Sleeve”);

•                  a sleeve designed to approximate the performance of the S&P 500 Index (the “Equity Sleeve”); and

•                  a sleeve consisting of (i) a basket of derivatives that generally will increase in value if the S&P 500 Index decreases significantly in value and will generally decrease in value when the S&P 500 Index remains level or increases in value; and (ii) holdings of Treasury securities and other cash investments (the “Derivative Sleeve”).

The anticipated allocation ranges for the sleeves and anticipated target allocations (i.e., expected allocations under normal market conditions) are:

Sleeve	Allocation Range	Allocation Target
Bond Sleeve	20 to 60% of net assets	40% of net assets
Equity Sleeve	0 to 40% of net assets	20% of net assets
Derivative Sleeve	20 to 60% of net assets	40% of net assets

INVESTMENT RISKS

The discussion set forth below provides descriptions of some of the types of investments and investment strategies that the Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see the Fund’s Prospectus and the “Investment Objective and Policies” section of this SAI for further information on the Fund’s investment policies and risks.

ASSET ALLOCATION RISK.  Asset allocation risk is the risk that the Fund may not achieve its objective or may underperform other funds with similar investment strategies because the Fund’s strategy for allocating assets among different asset classes does not work as intended.

ASSET COVERAGE.  To the extent required by Securities and Exchange Commission (“SEC”) guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (i) an offsetting position for the same type of financial asset or (ii) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered in clause (i).  Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets.  As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

ASSET-BACKED SECURITIES.  Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-backed securities do not always have the benefit of a security interest in the underlying asset.  For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed.  The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  If the Fund purchases asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.

BORROWING.  The Fund may borrow money to the extent set forth under “Investment Objective and Policies.”  The Fund does not intend to borrow for leverage purposes, except as may be set forth under “Investment Objective and Policies.” Interest paid on borrowings will decrease the net earnings of the Fund and will not be available for investment.

CALL RISK.  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are then reinvested at lower interest rates.

CONVERTIBLE SECURITIES.  The market value of a convertible security performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls.  Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as its underlying common stock.

COUNTERPARTY RISK.  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, the Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights.  The Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

CREDIT RISK.  Credit risk refers to the possibility that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

DERIVATIVE INVESTMENTS

The Fund expects to use instruments called derivatives or derivative securities.  A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the

Consumer Price Index or freight rates) (each an “Underlying Instrument”).  Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument).  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange.  Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation.  Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties.  OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts.  OTC derivatives also expose the Fund to additional credit risks to the extent a counterparty defaults on a contract.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

Depending on how the Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease the Fund’s exposure to the risks of the Underlying Instrument.  Derivative contracts may also expose the Fund to additional liquidity and leverage risks.  See “Risk Factors in Derivative Instruments” below.

The Fund may use derivatives for hedging purposes.  The may also use derivatives for cash flow management or, as part of its overall investment strategies, to seek to replicate the performance of a particular index or to enhance returns.  The use of derivatives to enhance returns is considered speculative because the Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions.  When the Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself.  The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging.  The Fund will use derivative instruments to seek to mitigate against significant declines in the aggregate value of the Allocated Funds of Rider holders as a part of its investment strategy.  The Fund may also use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings.  For example, derivatives may be used to hedge against movements in interest rates and the equity markets through the use of options, futures transactions and options on futures.  Derivatives may also be used to hedge against duration risk in fixed-income investments.  Losses on an investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner.  However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the investments being hedged as expected by the Fund.  In such a case, any losses on the investments being hedged may not be reduced or may even be increased as a result of the use of the derivative.  The inability to close options and futures positions also could have an adverse impact on the Fund’s ability effectively to hedge.

There can be no assurance that the use of hedging transactions will be effective.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The Fund might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed.  The Fund’s success in employing derivatives strategies may depend on the sub-adviser correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate.  If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all.  In addition, the Fund’s use of hedging strategies will be based on certain information about the Allocated Funds, and the data used by HL Advisors to calculate the Index may not always be current.  To the extent the data, and in particular the market-related data, is outdated or inaccurate, the Derivative Sleeve may fail to hedge or may hedge less effectively against equity market declines.  In addition, when the values of investments are increasing, the Fund’s value could increase to a lesser extent, or decrease to a greater extent, than would be the case if the data used to calculate the Index were current.

In addition, the Index is intended to hedge against the aggregate allocations of holders of the Riders to the Allocated Funds and not the allocation of any individual contract owner. The Derivative Sleeve may not be successful in providing an effective hedge, and the hedge, even if effective, will benefit some Rider holders more than others, depending upon the allocations to funds selected by the holders. In particular, contract owners whose allocations have a relatively higher anticipated correlation to the investment performance of the S&P 500 Index will benefit to a greater extent from the hedge during periods of equity market declines.

The Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations.  Further, suitable derivative transactions might not be available at all times or in all circumstances.  Described below are certain derivative instruments and trading strategies the Fund may use (either separately or in combination) in seeking to achieve its overall investment objective.

Options Contracts

An options contract, or an “option,” is a type of derivative.  An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time.  The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial.  The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option.  Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments.  Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts.  The Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index), and otherwise in accordance with its investment strategy.  As with futures and swaps (discussed below), the success of any strategy involving options depends on the sub-adviser’s analysis of many economic and mathematical factors, and the Fund’s return may be higher if it does not invest in such instruments at all.  The Fund may only write “covered” options.  The sections below describe certain types of options and related techniques that the Fund may use.

Call Options.  A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time.  The Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument.  If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option.  Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.

The Fund is also permitted to write (i.e., sell) “covered” call options, which obligate the Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date.  In order for a call option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i)  the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.

The Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument.  In writing a call option, however, the Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund.  Also, the Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options.  A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time.  The Fund would typically purchase a put option in anticipation of a decline in market values of securities.  This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

The Fund is also permitted to write covered put options on the securities or instruments in which it may invest.  In order for a put option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

The Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument.  However, as writer of the put and in return for the option premium, the Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase.  Because the purchaser may exercise its right under the option contract at any time during the option period, the Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles.  The Fund may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values.  The Fund is also permitted to write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument.  A straddle is covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate or designate on its books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices.  The Fund is permitted to invest in options on any index made up of securities or other instruments in which the Fund itself may invest.  Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference.  As with other written options, all index options written by the Fund must be covered.

Risks Associated with Options.  There are several risks associated with options transactions.  For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets.  Such imperfect correlation could then cause a given transaction to fail to achieve its objectives.  Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange.  There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time.  If the Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised.  Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments.  Moreover, the Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons:  (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist.  However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group in investors acting in concert.  As such, the number of options the Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions.  Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded.  To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks.  Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The successful use of options depends on the sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets.  See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices.  The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised.  As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time.  The Fund is permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.

No price is paid upon entering into a futures contract.  Rather, when the Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction.  The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract.  Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”).  If the Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures involve substantial leverage risk.

An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date.  As with a futures contract itself, the Fund is required to deposit and maintain margin with respect to futures options it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The sale of a futures contract limits the Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract.  In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, the Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss.  While the Fund’s futures contracts will usually be liquidated in this manner, the Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

The Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures and commodity futures, and options on such futures contracts.  The Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time.  The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

Risks Associated with Futures and Futures Options.  The primary risks associated with the use of futures contracts and options are:  (a) imperfect correlation between the change in market value of instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the sub-adviser’s failure to predict correctly the direction of securities prices, interest rates and other economic factors; and (e) the possibility that the counterparty will default in the performance in its obligations.  Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the fund to segregate assets to cover such contracts and options.  Moreover, futures are inherently volatile, and the Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

Additional Considerations of Commodity Futures Contracts.  In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts.  In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract.  To the extent that storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

Other Considerations Related to Options and Futures Options.  Futures contracts are considered to be commodity contracts.  The Company, on behalf of the Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations.  As a result, the Fund is not subject to registration or regulation as a CPO.

The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Swap Agreements and Swaptions

A swap agreement, or a swap, is a type of derivative instrument.  Swap agreements are entered into for periods ranging from a few weeks to more than one year.  In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument.  The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed.  The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate or in a “basket” of securities or commodities that represents a particular index.  The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.

The Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments.  The Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio.  If the Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap.  The Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy.  If a default occurs by the other party to such transaction, the Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

The Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors.  The Fund may also enter into options on swap agreements (“swaptions”).    Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.  The sections below describe certain swap arrangements and related techniques that the Fund may use.

Interest Rate Swaps, Caps, Floors and Collars.  An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa).  For example, a $10 million London Interbank Offered Rate (“LIBOR”) swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.

Among other techniques, the Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes.  Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations.  Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes.  In an environment where interest rates are expected to rise, the Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

The Fund may also purchase or sell interest rate caps or floors.  In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level.  In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level.  An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.

Commodity Swaps.  A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument.  In a total return commodity swap, the Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee.  As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap.  However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee.  Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals.  As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Credit Default Swaps.  A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs.  In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument.  The CDS market allows the Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets.  Credit default swaps typically last between six months and three years, provided that no credit event occurs.  Credit default swaps may be physically settled or cash settled.

The Fund may be either the protection buyer or the protection seller in a CDS.  The Fund generally will not buy protection on issuers that are not currently held by the Fund.  However, the Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between the Fund’s holdings or exposures and the reference entities in the credit default swap.  If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS).  However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value.  If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer.  However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).

The Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world.  The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets.  CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry.  While investing in CDXs increases the universe of bonds and loans to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments).  The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.

Total return swaps, asset swaps, inflation swaps and similar instruments.  The Fund may enter into total return swaps, assets swaps, inflation swaps and other types of swap agreements.  In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments).  Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument.  For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index.  Inflation swaps are generally used to transfer inflation risk.  See “Inflation-Linked Instruments” herein.

Swaptions.  The Fund may also enter into swap options, or “swaptions.”  A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms.  The Fund may write (sell) and purchase put and call swaptions.  Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.  When the Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option.  When the Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Asset Segregation.  As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives.  In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open.  With respect to swaps that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swaps, if any, rather than their full notional value.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.  By setting aside assets equal only to its net obligations under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the swaps.

Risks Associated with Swaps and Swaptions.  Investing in swaps and swaptions, and utilizing these and related techniques in managing the Fund’s portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions.  These investments involve significant risk of loss.  Whether the Fund’s use of swaps will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  If the sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.  Also, certain restrictions imposed by the Code may limit the Fund’s ability to use swap agreements.

If the creditworthiness of the Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses.  Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.  However, the Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.  There can be no assurance that the Fund will be able to enter into swap transactions at prices or on terms the sub-adviser believes are advantageous to the Fund.  In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that the Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased.  Investing in swaps and related techniques involves the risks associated with investments in derivative instruments.  Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Additional Considerations of OTC Transactions” below.

Inflation-Linked Instruments

The Fund is permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure.  Inflation — a general rise in the prices of goods and services — is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by U.K. Office for National Statistics.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-linked derivatives are derivative instruments that tie payments to an inflation index.  Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps.  A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI.  The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement.  CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity.  The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI.  A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

Other types of inflation derivatives include inflation options and futures.  There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services.  Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.  Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally.  See “Risk Factors in Derivative Instruments” herein.  The market for inflation-linked instruments is still developing.  Hartford Investment Management reserves the right to use the instruments discussed above and similar instruments that may be available in the future.

Hybrid Instruments

A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative.  For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level.  This is a hybrid instrument combining a bond with an option on oil.

Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with traditional investments with similar characteristics.  Hybrid instruments are potentially more volatile than traditional investments and, depending on the structure of the particular hybrid, may expose the Fund to additional leverage and liquidity risks.  Moreover, the purchase of hybrids exposes the Fund to the credit risk of the issuers of the hybrids.  Described below are certain hybrid instruments the Fund may use in seeking to achieve its investment objective.  Hartford Investment Management reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.

Credit-Linked Securities.  Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities.  Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term.  However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.

Indexed Securities and Structured Notes.  Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index).  Structured notes are debt indexed securities.  Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments.  The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital.  These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator.  Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, the Fund’s use of these instruments may not work as intended.

Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk — the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund investments that are being hedged.

Counterparty Risk — the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk — the risk that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investment in and/or exposure to that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Index Risk — in respect of index-linked derivatives, the risks associated with changes in the underlying indices.  If an underlying index changes, the Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk — the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds fall.  Generally, the longer the maturity of a bond, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration).  Falling interest rates also create the potential for a decline in the Fund’s income.

Leverage Risk — the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

The potential loss on derivative instruments may be substantial relative to the initial investment therein.  The Fund incurs transaction costs in opening and closing positions in derivative instruments.  There can be no assurance that the use of derivative instruments will be advantageous.  In addition, to the extent that the Fund invests in commodity-linked derivatives, the Fund may be considered a “commodity pool” under the Commodity Exchange Act, as amended, and the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder.  However, the Company, the adviser and the sub-adviser will not be subject to registration or regulation as a commodity pool operator with respect to the Fund, as a result of certain exemptions from registration available to them pursuant to applicable CFTC rules.

Additional Risk Factors and Considerations of OTC Transactions

Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk.  This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted.  The absence of liquidity may make it difficult or impossible for the Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.  The counterparty’s failure to honor its obligations would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.  In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists).  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

Additional Risk Factors and Considerations of Exchange-Traded Futures and Options

Certain major exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract’s price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell options or futures contracts. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts.

DOLLAR ROLLS.  In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date.  The Fund gives up the right to receive principal and interest paid on the securities sold.  However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received.  Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the sub-adviser, as appropriate, to predict interest rates correctly.  There is no assurance that dollar rolls can be successfully employed.  In addition, the use of dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares.  Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty may be restricted.  Also, the value of the underlying security may change adversely before the Fund is able to purchase it, or the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market.  Further, because the counterparty may deliver a similar, but not identical, security, the

Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

EARLY CLOSING RISK.  The risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on a particular day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in the trading day, the Fund might incur substantial trading losses.

EXCHANGE TRADED FUNDS (“ETFs”).  ETFs are registered investment companies that trade their shares on stock exchanges (such as the American Stock Exchange and the New York Stock Exchange) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities.  As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day.  ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed.  An investment in an ETF generally implicates the following risks:  (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and polices of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a price that is lower than its net asset value; and (v) the risk that an active market for the ETF’s shares may not develop or be maintained.  Also, the Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.  Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted.  Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Generally, the Fund will not purchase securities of an investment company (which would include an ETF) if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund.  The Fund may rely on these exemptive orders to invest in ETFs.

EVENT RISK.  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

FIXED INCOME SECURITIES.  The Fund is permitted to invest in fixed income securities including, but not limited to:  (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers; (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) commercial mortgage-backed securities; and (6) other capital securities issued or guaranteed by U.S. corporations or other issuers.

FUND STRATEGY RISK. The Fund is available solely to holders of variable annuity contracts issued by Hartford Life and its affiliates who have elected a Rider.  The Fund is designed to replicate the Index, which is designed to produce investment performance that may mitigate against significant declines in the values of the Allocated Funds held by Rider holders.  Hartford Life and its affiliates have financial obligations to holders of the Riders arising from guarantee obligations under the Riders.  To the extent that the Fund’s strategy is successful, Hartford Life and its affiliates will benefit from a reduction of the risk arising from their guarantee obligations under the Riders, and they will have less risk to hedge under the Riders than would be the case if holders did not allocate to the Fund.

As a holder of a Rider, you also will have exposure to changes in the values of the Allocated Funds, although your particular exposure will differ from the aggregated exposure that the Index is designed to address, depending on your allocations and investment activity, among other factors.  Although the Fund may have the effect of mitigating declines in your contract value under a Rider in the event of a significant decline in equity market valuations, the strategy followed by the Fund, if successful, will also generally result in your contract value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising.  This may deprive you of some or all of the benefit of increases in equity market values under your contract and could also result in a decrease in the value of your variable annuity contract.  Depending on future market conditions, you might benefit more from selecting alternative allocations under a guaranteed benefit rider (if available) or alternate investments.  In addition, there is no guarantee that the Fund’s strategy will have its intended effect, and it may not work as effectively as is intended.  Depending on your particular allocation to the Allocated Funds under a Rider, the Fund’s strategy may be more or less effective in mitigating potential losses under your variable annuity contract than may be the case for others who elect a Rider and allocate contract value differently among the Allocated Funds.  In particular, the Fund’s investment strategy is not as likely to be as effective with respect to allocations that have relatively lower anticipated correlation to the investment performance of the S&P 500 Index.

Hartford Life’s financial interest in reducing the volatility of overall contract value invested under the Riders, in light of its obligations under the Riders, may be deemed to present a potential conflict of interest with respect to the interests of the holders of the Riders, in that Hartford Life’s interest may at times conflict with the Fund’s goal of preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.  Hartford Life, HL Advisors and the Fund have developed procedures designed to address this potential conflict by (i) specifying the processes for developing and communicating the data used to calculate the Index, calculating the Index and managing the Fund to replicate the performance of the Index and (ii) monitoring for compliance with the specified processes.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS.  Recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies or self regulatory organizations may in future take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Fund itself is regulated.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole.  The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by deferring their resolution to a future date.  This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.  The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  HL Advisors and the sub-adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

HIGH YIELD SECURITIES (“JUNK BONDS”).  Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, as well as any security or loan that is unrated but determined by the sub-adviser to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be.  Each rating category has within it different gradations or sub-categories.  For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”.  Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”.  If the Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix A to this SAI.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.  Junk bonds may be issued by less creditworthy issuers.  Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.  Junk bonds are also subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.  Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures.  If an issuer redeems junk bonds owned by the Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.  Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions.  Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes.  Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a junk bond does not necessarily take into account its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.  These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories.  Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares.  If a security or bank loan is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

ILLIQUID INVESTMENTS.  The Fund is permitted to invest in illiquid securities or other illiquid investments in an amount up to 15% of its net assets.  Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in the determination of the Fund’s net asset value.  The Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid.  Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on the Fund’s net asset value.

Securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter (“OTC”) securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments.  If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  However, this requirement will not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Board of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists and thus negatively affect the Fund’s net asset value.

Under current interpretations of the SEC Staff, the following types of investments in which the Fund may invest are considered illiquid:  (i) repurchase agreements maturing in more than seven days; (ii) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (iii) option contracts with respect to specific securities, that are not traded on a national securities exchange and not readily marketable; and (iv) any other securities or investments in which the Fund may invest that are not readily marketable.

INDEX STRATEGY RISK.  Each sleeve of the Fund, as well as the Fund as a whole, is designed to reproduce the performance profile of a particular index. Therefore, the fund is not actively “managed,” and the adverse performance of a particular investment may not result in the elimination of the investment from the Fund’s portfolio. Each sleeve, and the Fund as a whole, will continue to seek to reproduce the performance profile of the particular index even where the value of the index is generally falling.

INFLATION PROTECTED DEBT SECURITIES. The Fund may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security.  Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The value of inflation protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the price of an inflation-protected debt security.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the price of an inflation protected debt security.

Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The U.S. Treasury only began issuing TIPS in 1997, and corporations began issuing corporate inflation protected securities (“CIPS”) even more recently.  As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets.  Although corporate inflation protected securities with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities.  Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation.  However, the current market value of the securities is not guaranteed and will fluctuate.  Other inflation related securities, such as CIPS, may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INFORMATION RISK. The risk that key information, such as about an issuer, security or market, is inaccurate or unavailable.

INTEREST RATE RISK.  Interest rate risk is the possibility an investment may go down in value when interest rates rise because when interest rates rise, the prices of bonds fall.  Generally, the longer the maturity of a bond, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income.

INVESTMENT GRADE SECURITIES. The Fund is permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), “AAA”, “AA”, “A” or “BBB” by Standard and Poor’s Corporation (“S&P”) or “AAA”, “AA”, “A” or “BBB” by Fitch, Inc. (“Fitch”)) (or, if unrated, securities of comparable quality as determined by the sub-adviser) (see Appendix A to this SAI for a description of applicable securities ratings).  These securities are generally referred to as “investment grade securities.” Each rating category has within it different gradations or sub-categories.  If the Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  If a security is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.  Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by the sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.

INVESTMENT STRATEGY RISK.  Investment strategy risk is the risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

LENDING PORTFOLIO SECURITIES.  Subject to its investment restrictions set forth under “Investment Objective and Policies”, subject to the Board’s approval, the Fund may from time to time lend portfolio securities to broker-dealers and other institutions as a means of earning additional income.  If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines, which must be approved by the Fund’s Board of Directors.  The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities.

The Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may recall loaned securities.  The Board of Directors has in the past and may in the future approve guidelines that define circumstances (generally, those that may have a material effect on the Fund’s investment) under which an HLS Fund security should be restricted from lending (or recalled from lending) so that its proxies can be voted.  A Fund’s right to recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan.  For more information about proxy voting policies and instances in which the Fund’s sub-adviser may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

The Fund is subject to certain risks while its securities are on loan, including the following:  (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline;  (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to recall the securities for purposes of voting may not be effective.

LIQUIDATION OF THE FUND.  The Board of Directors may determine to close and liquidate the Fund at any time.  Reasonable advance notice of the liquidation will be provided to shareholders. The timing of any liquidation may not be favorable to certain individual shareholders.

MARKET RISK.  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. The Fund may hold cash and invest in money market instruments at any time. The Fund may invest a significant portion of its assets in cash and high quality money market instruments when its sub-adviser, subject to the overall supervision of HL Advisors, deems it appropriate, and may invest up to 100% of its total assets in cash or money market instruments for temporary defensive purposes.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.  The Fund may also invest in Hartford Money Market HLS Fund, or in another registered money market fund, that invests in money market instruments, as permitted by regulations adopted under the 1940 Act.

MORTGAGE-RELATED SECURITIES.  The mortgage-related securities in which the Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others.  The Fund may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties.

Mortgage-related securities are subject to certain unique risks.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility.  This is known as “extension risk.”  In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.”  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates.  Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid.  The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved.

The yield characteristics of mortgage securities differ from those of traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time.  The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity.  As a result, the holder of the mortgage securities (e.g., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages.  When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities.  For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations.  Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.  Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class.  CMOs involve special risks, and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity.  As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect the Fund’s portfolio in different, and possibly negative, ways.  Market changes may also result in increased volatility in market values and reduced liquidity.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets.  If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced.  In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent.  Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets.  PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile.  If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. The Fund may invest in mortgage-backed securities issued by the U.S. Government.  See “U.S. Government Securities Risk” below.  To the extent the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks.  Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  There can be no assurance that the private insurers can meet their obligations under the policies.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund.  The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

NEW FUND RISK.  Investments in the Fund may give rise to additional risks because there can be no assurance that the Fund will grow to or maintain an economically viable size.  To the extent the Fund fails to grow to and maintain an economically viable size, the Board of Directors may decide to liquidate the Fund.  While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

OPPORTUNITY RISK.  Opportunity risk is the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

OTHER INVESTMENT COMPANIES.  The Fund is permitted to invest in other investment companies sponsored by other fund families (including investment companies that may not be registered under the 1940 Act) such as holding company depository receipts (“HOLDRs”) and ETFs.  Investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment by the Fund of a portion of the expenses, including advisory fees, of such other investment companies.

Generally, the Fund will not purchase securities of an investment company if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.

RECENT FIXED INCOME MARKET EVENTS.  The fixed income markets have recently experienced a period of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors.  As a result, fixed income instruments are experiencing reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default.  Domestic and international equity markets have also been experiencing heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline.  These events as well as continuing market upheavals may have an adverse effect on the Fund.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.  On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship.  First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC under which the U.S. Treasury agreed to purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock.  Second, the U.S. Treasury announced the creation of a new secured lending facility to be available to each of FNMA and FHLMC as a liquidity backstop.  Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC.  Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.  FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.  However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act.  Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.  In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer.  Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.  Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent.  Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent.  The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.  The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS.  A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment.  A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction.  The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase.  The Fund is permitted to enter into fully collateralized repurchase agreements.  The Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Fund will engage in repurchase agreements.  The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price.  The Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities.  In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If the Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.  Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Fund’s net asset value.

RESTRICTED SECURITIES.  The Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.  The Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities).  Depending upon the circumstances, the Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange).  These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the Company’s Board of Directors.

STRUCTURED SECURITIES.  Because structured securities of the types in which the Fund may invest typically involve no credit enhancement, their credit risk is generally equivalent to that of the underlying instruments.  The Fund is permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class.  Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.  Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.  Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act. Therefore, the Fund’s investment in structured securities may be limited by certain investment restrictions contained therein.

TAXABLE INCOME RISK.  Taxable income risk is the risk that the Fund may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax.

TRACKING ERROR RISK.  The performance of the Fund, which seeks to approximate the performance of an index, may not match or correlate with that of the index it seeks to mimic, either on a daily or aggregate basis.  Factors such as cash flows, Fund expenses, imperfect correlation between the Fund’s portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the index and regulatory requirements may cause the Fund’s performance to diverge from the performance of the index.  Tracking error risk may cause the Fund’s performance to be less than expected.

U.S. GOVERNMENT SECURITIES RISK.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

VALUATION RISK.  Valuation risk is the risk that the Fund has valued certain of its securities at a higher or lower price than the price for which it can sell them.

VOLATILITY RISK.  Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

WARRANTS RISK.  If the price of the underlying stock does not rise above the exercise price before a warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.  Investments in warrants may involve substantially more risk than investments in common stock.  Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS RISK.  The Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis.  When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  While the Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the sub-adviser deems it advisable.  Distributions attributable to any gains realized on such a sale are taxable to shareholders.  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.  There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

ZERO COUPON SECURITIES.  A zero coupon security is a security that makes no interest payments but is instead sold at a deep discount from its face value.  While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently.  Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s website at www.hartfordinvestor.com no earlier than 25 calendar days after the end of each month. The Fund also will publicly disclose on its web site its largest ten fixed income holdings, equity holdings and derivative holdings (and the percentage invested in each holding) no earlier than 15 calendar days after the end of each month.

The Fund, the Fund’s investment manager, the Fund’s distributor (collectively, “Hartford”) or the Fund’s investment sub-adviser also may confidentially or publicly disclose portfolio holdings on a more frequent basis if approved by the Fund’s Chief Compliance Officer (“CCO”) and at least one other Fund officer in accordance with the disclosure policy.  The Fund’s portfolio holdings may only be disclosed to a third party if the third party is subject to appropriate requirements such as maintaining confidentiality and a duty not to trade on the information.

Portfolio holdings are disclosed to the Fund’s custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Fund and only in accordance with the above requirements.  Portfolio holdings may also be disclosed to persons assisting the Fund or its investment sub-adviser in the voting of proxies, to securities lending agents and to the Fund’s bank lenders.  In connection with managing the Fund, the Fund’s investment manager or sub-adviser may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser on behalf of the Fund and to certain third party industry information vendors, institutional investment consultants and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.  From time to time, the Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The Fund has entered into ongoing arrangements to disclose portfolio holdings to the following entities:

BlackRock Financial Management, Inc.

Class Action Claims Management

Compliance11

Confluence Technologies

Ernst & Young LLP (the Fund’s Independent Registered Public Accounting Firm)

FactSet Research Systems Inc.

Glass, Lewis & Co.

Goldman Sachs Agency Lending

Investment Technology Group, Inc.

J.P. Morgan Securities, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith, Inc.

State Street Bank and Trust Company (the Fund’s Custodian and Securities Lending Agent)

Sungard Expert Solutions

Wolters Kluwer Financial Services

Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Fund. Portfolio holdings are disclosed on a daily basis to BlackRock Financial Management, Inc., Compliance11, FactSet Research Systems Inc., Glass Lewis, Goldman Sachs Agency Lending, State Street Bank and Trust Company, and Sungard Expert Solutions.  Portfolio holdings are disclosed on a weekly basis to Investment Technology Group, Inc. with no lag time.  Portfolio holdings are disclosed to J.P. Morgan, Wolters Kluwer Financial Services and Class Action Claims Management on a monthly basis, with lag times of five calendar days, two days and two days, respectively. Portfolio holdings are disclosed to Confluence Technologies and Merrill Lynch, Pierce, Fenner & Smith, Inc. on a quarterly basis, with lag times of three business days and five business days, respectively. Portfolio holdings are disclosed to the Fund’s independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Fund’s independent registered public accounting firm to provide services to the Fund, with no lag time. Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities or obtaining price quotations on securities, the Fund may disclose one or more of its portfolio securities to the party effecting the transaction or providing the information.

Additionally, Hartford or the investment sub-adviser may provide oral or written information (“portfolio commentary”) about the Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries, (ii) value and growth stocks and small, mid and large-cap stocks, (iii) stocks, bonds, currencies and cash and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on factors that contributed to the Fund’s performance, including these relative weightings. Hartford or the Fund’s sub-adviser may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about the Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period. Portfolio commentary and statistical information may be available on the Fund’s website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers or current or potential shareholders in the Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

Hartford and the investment sub-adviser have implemented procedures reasonably designed to ensure that (1) any disclosure of the Fund’s portfolio securities is made pursuant to a practice or arrangement approved in accordance with the policy; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Fund’s policies regarding the disclosure of portfolio holdings; and (3) each approved disclosure arrangement or practice is documented by the Fund’s CCO or his/her designee.

In no event will Hartford or the sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

The Fund’s CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Fund’s investment manager, investment sub-adviser, principal underwriter, or any affiliated person of the Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Fund’s CCO.

The Board of Directors of the Fund reviews and approves the Fund’s policy on disclosure of portfolio holdings.  The CCO for the Fund’s investment manager will provide summaries of all newly approved arrangements and report exceptions to and material violations of this policy to the Board of Directors of the Fund.  There can be no assurance, however, that the Fund’s portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

FUND MANAGEMENT

The Board of Directors and officers of the Company, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below.  The Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Directors.  The first table below provides information about those directors who are deemed not to be “interested persons” of the Company, as that term is defined in the 1940 Act (i.e., “non-interested directors”), while the second table below provides information about the Company’s “interested” directors and the Company’s officers.

NON-INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

LYNN S. BIRDSONG (1946) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2003

Mr. Birdsong is a private investor.  Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (4/2010 to current).  Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (3/2003 to current).  From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund.  Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

				89

Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (4/2010 to current).  Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly The Japan Fund) (3/2003 to current).

ROBERT M. GAVIN (1940) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director and Chairman of the Board	Director since 2002 Chairman of the Board for the Company since 2004	Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.	89	None

DUANE E. HILL (1945) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

SANDRA S. JAFFEE (1941) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).  She currently serves as a member of the Board of Directors of Broadridge Financial Solutions, as well as a Trustee of Muhlenberg College.

			89	Ms. Jaffee is a member of the Board of Directors of Broadridge Financial Solutions (11/2010 to current).

WILLIAM P. JOHNSTON (1944) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm.  In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010).  In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc.  In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.  Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006.  From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

89

Mr. Johnston is a Member of the Supervisory Board of Fresenius Medical Care AG & Co. (5/2006 to current); LifeCare Holdings, Inc. (8/2007 to current) and HCR-ManorCare, Inc. (2/2008 to current). Mr. Johnston served as a Director of Renal Care Group (11/2002 to 3/2006) and as a Director of MultiPlan, Inc. (7/2006 – 8/2010).

PHILLIP O. PETERSON (1944) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined the William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (2/2007 to current).

LEMMA W. SENBET (1946) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business.  He was chair of the Finance Department during 1998 to 2006.  Previously he was a chaired professor of finance at the University of Wisconsin-Madison.  Also, he was director of the Fortis Funds from March 2000 to July 2002.  Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.  In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

				89	None

*                 Term of Office: Each director may serve until his or her successor is elected and qualifies.  “Length of time served” refers to length of time position has been held with Hartford Series Fund, Inc.

OFFICERS AND INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

LOWNDES A. SMITH** (1939) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 1996	Mr. Smith served as Vice Chairman of The Hartford Financial Services Group, Inc. (“The Hartford”) from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. (“HL, Inc.”) from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.	89

Mr. Smith is a Director of White Mountains Insurance Group Ltd. (10/2003 to current); One Beacon Insurance (10/2006 to current); Symetra Financial (8/2007 to current) and Whittington Gray Associates (1/2007 to current).

DAVID N. LEVENSON*** (1966) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business.  He was appointed to this role in July 2010.  Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010.  From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009.  He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“Hartford Life”) and HL, Inc.

				89	None

JAMES E. DAVEY**** (1964) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	President and Chief Executive Officer	Since 2010

Mr. Davey serves as Executive Vice President of Hartford Life.  Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”).  Mr. Davey joined The Hartford in 2002.

				N/A	N/A

TAMARA L. FAGELY (1958) c/o Hartford Mutual Funds 500 Bielenberg Drive Woodbury, MN 55125	Vice President, Controller and Treasurer	Since 2002

Ms. Fagely has been a Vice President of Hartford Administrative Services Company (“HASCO”) since 1998 and Chief Financial Officer since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.  In addition Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

				N/A	N/A

SUSAN FLEEGE (1959) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	AML Compliance Officer	Since 2011

Ms. Fleege currently serves as a Director of Risk Management at The Hartford.  She previously served as AML Compliance Officer for the HLS Funds from 2005-2008.  Ms. Fleege joined Hartford Life in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005.  Ms. Fleege is a certified Anti-Money Laundering Specialist.

				N/A	N/A

DR. ROBERT J. FROEHLICH (1953) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Senior Managing Director	Since 2009	Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 to 2009.	N/A	N/A

EDWARD P. MACDONALD (1967) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President, Secretary and Chief Legal Officer	Since 2005

Mr. Macdonald serves as Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HL Advisors.  He also serves as Secretary and Vice President of HASCO, and Chief Legal Officer and Vice President of HIFSCO.  Mr. Macdonald joined the Hartford in 2005.

				N/A	N/A

VERNON J. MEYER (1964) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2006	Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

COLLEEN PERNEREWSKI† (1969) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Chief Compliance Officer	Since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Adviser Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

				N/A	N/A

ELIZABETH L. SCHROEDER‡ (1966) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2010	Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisors.	N/A	N/A

MARTIN A. SWANSON‡ (1962) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2010

Mr. Swanson is a Vice President of Hartford Life.  Mr. Swanson also serves as Vice President/Marketing for HIFSCO.  Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

				N/A	N/A

JANE WOLAK (1961) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2009

Ms. Wolak currently serves as Vice President of Hartford Life.  Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007.  She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 to 2007.

				N/A	N/A

*

Term of Office: Each officer and Director may serve until his or her successor is elected and qualifies. “Length of time served” refers to length of time position has been held with Hartford Series Fund, Inc.

**	“Interested person”, as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HL Advisors, Hartford Investment Management or affiliated companies.

***	David Levenson was appointed as a director of the Company effective August 4, 2010, replacing John C. Walters who resigned as a Director of the Company effective July 30, 2010.
****

James E. Davey assumed the role of President and Chief Executive Officer of the Company effective November 4, 2010. Robert Arena previously served as President and Chief Executive Officer of the Company from 2009 through 2010.

†

Colleen Pernerewski assumed the role of Chief Compliance Officer for the Company effective September 8, 2010. Thomas J. Jones previously served as Chief Compliance Officer of the Company from 2006 through 2010.

‡	Martin A. Swanson and Elizabeth L. Schroeder each was appointed as a Vice President of the Company effective November 4, 2010.

All directors and officers of Hartford Series Fund, Inc. also hold corresponding positions with Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

BOARD OF DIRECTORS.  The Company has a Board of Directors.  The Board is responsible for oversight of the Fund.  The Board elects officers who are responsible for the day to day operations of the Fund.  The Board oversees the investment manager and the other principal service providers of the Fund.  The Board currently holds six regularly scheduled meetings throughout each year.  In addition, the Board may hold special meetings at other times.  As described in more detail below, the Board has established four standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance Committee, Investment Committee and Nominating Committee (collectively, the “Committees”).

The Board is chaired by an Independent Director.  The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Fund’s officers, investment manager and other directors between meetings, and (iii) coordinates Board activities and functions with the Chairmen of the Committees.  The Independent Chairman may also perform such other functions as may be requested by the Board from time to time.  The Board has determined that the Board’s leadership and committee structure is appropriate because it provides structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  In addition, the committee structure permits an efficient allocation of responsibility among Directors.

The Board oversees risk as part of its general oversight of the Fund and risk is addressed as part of various Board and Committee activities.  The Fund is subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Fund’s officers and service providers, which are responsible for the day to day operations of the Fund, implement risk management in their activities.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects.  The Audit Committee plays a lead role in receiving reports from management regarding risk assessment and management.  In particular, the investment manager has established an internal committee focused on risk assessment and risk management related to the operations of the Fund and the investment manager, and the chairperson of that committee reports to the Audit

Committee on a semi-annual basis (or more frequently if appropriate).  Other committees also review matters relating to risk.  The Compliance Committee assists the Board in overseeing the activities of the Fund’s CCO, and the CCO provides an annual report to the Compliance Committee and the Board regarding material compliance matters.  The Compliance Committee and the Board receive and consider other reports from the CCO throughout the year.  The Investment Committee assists the Board in overseeing investment matters.  The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk.  The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES. The Board of Directors has established an Audit Committee, a Compliance Committee, an Investment Committee and a Nominating Committee.

The Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  The Audit Committee (i) oversees the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the Board of Directors in its oversight of the qualifications, independence and performance of the Fund’s independent registered public accounting firm; the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function, and (iii) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  The Fund’s independent registered accounting firm reports directly to the Audit Committee, and the Audit Committee regularly reports to the Board of Directors.

The Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and David N. Levenson.  The Compliance Committee assists the Board in its oversight of the implementation by the Fund of policies and procedures that are reasonably designed to prevent the Fund from violating the Federal securities laws.

The Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet and Lowndes A. Smith.  The Investment Committee assists the Board in its oversight of the Fund’s investment performance and related matters.

The Nominating Committee currently consists of all non-interested directors of the Fund: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  The Nominating Committee (i) screens and selects candidates to the Board of Directors and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors.  The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the HLS Funds’ fiscal year ended December  31, 2010, the above referenced committees of the Company met the following number of times: Audit Committee – 6 times, Investment Committee – 6 times, Nominating Committee – 1 time and the Compliance Committee – 4 times.

All Directors and officers of the Company are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Advisors serves as investment adviser.

DIRECTOR QUALIFICATIONS.  The governing documents for the Company do not set forth any specific qualifications to serve as a Director.  The Charter for the Nominating Committee also does not set forth any specific qualifications, but it does set forth criteria that the Committee should consider as a minimum requirement for consideration as an independent director, including:  15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Fund; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.

The Board has concluded, based on each director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other directors, that each director is qualified to serve as a director for the Fund.  Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment.  The Board has considered the actual service of each director in concluding that the director should continue to serve.  Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the HLS Funds and/or other entities.  Set forth below is a brief description of the specific experience of each director.  Additional details regarding the background of each director is included in the chart earlier in this section.

Lynn S. Birdsong.  Mr. Birdsong has served as a director of the HLS Funds since 2003.  He has served as Co-Chairman of the Investment Committee since 2005.  Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years.  He has served as a director of other mutual funds for more than ten years.

Robert M. Gavin.  Dr. Gavin has served as a director of the HLS Funds (and their predecessors) since 1986.  He has served as Chairman of the Board of the HLS Funds since 2004.  Dr. Gavin has more than twenty-two years of experience in leadership positions in higher education, including serving as president of Macalester College, St. Paul, Minnesota.

Duane E. Hill.  Mr. Hill has served as a director of the HLS Funds since 2001.  He has served as the Chairman of the Nominating Committee since 2003.  Mr. Hill has more than thirty-five years experience in senior executive positions in the banking, venture capital and private equity industries.

Sandra S. Jaffee.  Ms. Jaffee has served as a director of the HLS Funds since 2005.  Ms. Jaffee has more than thirty-five years of experience as a senior executive in the financial services and technology area, including serving as chairman and CEO of a leading provider of compliance/regulatory technology to financial institutions and as president and CEO of the global securities services division of a major financial services company.

William P. Johnston.  Mr. Johnston has served as a director of the HLS Funds since 2005.  He has served as Chairman of the Compliance Committee since 2005.  Mr. Johnston has more than forty years of experience in senior leadership positions in the health care, investment banking and legal industries.  He currently serves as a senior adviser to a global private equity investment firm and serves on other boards.  He previously served as managing director and head of investment banking, CEO and vice chairman for an investment bank.

Phillip O. Peterson.  Mr. Peterson has served as a director of the HLS Funds (and their predecessors) since 2000.  He has served as the Chairman of the Audit Committee since 2002.  Mr. Peterson was a partner of a major accounting firm, providing services to the investment management industry.  He has served as an independent president of a mutual fund complex, and he serves on another mutual fund board.

Lemma W. Senbet.  Dr. Senbet has served as a director of the HLS Funds (and their predecessors) since 2000.  For more than twenty years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university.  He has served the finance profession in various capacities, including as a director or officer of finance associations.

Lowndes A. Smith.  Mr. Smith has served as a director of the HLS Funds (and their predecessors) since 1996.  He has served as Co-Chairman of the Investment Committee since 2005.  Mr. Smith previously served as Vice Chairman of The Hartford Financial Services Group, Inc. and as President and CEO of Hartford Life Insurance Company.  Mr. Smith serves on a variety of other boards.

David N. Levenson.  Mr. Levenson has served as a director of the HLS Funds since 2010.  He currently serves as Executive Vice President of The Hartford Financial Services Group, Inc. and as President, Director and Chief Executive Officer of Hartford Life Insurance Company and Hartford Life, Inc.

The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2010 (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES

Lynn S. Birdsong	None	Over $100,000

Dr. Robert M. Gavin	None	Over $100,000

Duane E. Hill	None	Over $100,000

Sandra S. Jaffee	None	$50,001 - $100,000

William P. Johnston	None	Over $100,000

Phillip O. Peterson	None	$50,001 - $100,000

Lemma W. Senbet	None	Over $100,000

INTERESTED DIRECTORS

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES

Lowndes A. Smith	None	Over $100,000

David Levenson	None	Over $100,000

COMPENSATION OF OFFICERS AND DIRECTORS. The Fund pays a portion of the CCO’s compensation, but otherwise does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Company to the following directors for the HLS Funds’ fiscal year ended December 31, 2010 and certain other information.

Name of Person, Position	Aggregate Compensation From Hartford Series Fund, Inc.	Pension Or Retirement Benefits Accrued As Part of Hartford Series Fund, Inc. Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Hartford Series Fund, Inc. And Fund Complex Paid To Directors*
Lynn S. Birdsong,	$75,905	$0	$0	$190,000
Director
Dr. Robert M. Gavin,	$105,468	$0	$0	$264,000
Director
Duane E. Hill,	$67,915	$0	$0	$170,000
Director
Sandra S. Jaffee,	$67,316	$0	$0	$168,500
Director
William P. Johnston,	$77,503	$0	$0	$194,000
Director
Phillip O. Peterson,	$77,503	$0	$0	$194,000
Director
Lemma W. Senbet,	$62,522	$0	$0	$156,500
Director
Lowndes A. Smith,	$74,107	$0	$0	$185,800
Director

*      As of December 31, 2010, four registered investment companies in the fund complex paid compensation to the directors.

The Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the Federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

As of the date of this SAI, the officers and directors of the Company as a group beneficially owned less than 1% of the outstanding shares of the Fund.

INVESTMENT MANAGEMENT ARRANGEMENTS

The Company, on behalf of the Fund, has entered into an investment management agreement with HL Advisors.  The agreement provides that HL Advisors, subject to the supervision and approval of the Company’s Board of Directors, is responsible for the management of the Fund. HL Advisors is responsible for investment management supervision of all HLS Funds.  The investment management agreement does not require HL Advisors to bear the costs of the Fund’s transfer agent, registrar and dividend disbursing agent.  In addition, Hartford Life provides administrative services to the Fund, including personnel, services, equipment and facilities and office space for proper operation of the Fund.  Administrative services provided by Hartford Life to the Fund are covered by the management fee paid by the Fund to HL Advisors under the investment management agreement. Although Hartford Life, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Fund, the Fund pays for these services directly.

HL Advisors has entered into an investment sub-advisory agreement with Hartford Investment Management with respect to the Fund.  Under the sub-advisory agreement, Hartford Investment Management, subject to the general supervision of the Board of Directors and HL Advisors, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Fund and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Fund.

The Fund relies on an exemptive order from the SEC under which it uses a “Manager of Managers” structure.  HL Advisors has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits HL Advisors, with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders (or, as applicable, contract holders), to appoint a new sub-adviser not affiliated with HL Advisors.  Within 90 days after hiring any new sub-adviser, affected shareholders/contract holders will receive information about the new sub-advisory relationship.

The specific conditions of the exemptive order are as follows:

1.                               Before the Fund may rely on the exemptive order, the operation of the Fund under a Manager of Managers structure must be approved by its sole initial shareholder.  This approval was received prior to the date of this SAI.

2.                               The Fund must disclose in its prospectus the existence, substance and effect of the exemptive order.  In addition, the Fund must hold itself out to the public as employing the Manager of Managers structure.  The prospectus will prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the Board of Directors) to oversee any sub-advisers and recommend their hiring, termination and replacement.

3.                               Within ninety (90) days of the hiring of any new sub-adviser, the shareholders/contract holders participating in the Fund will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure.  This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser.  HL Advisors will meet this condition by providing shareholders/contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), except as modified by the order to permit aggregate fee disclosure.

4.                               HL Advisors will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders/contract holders.

5.                               At all times, a majority of the Board of Directors of the Fund will be directors who are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the Company (“Independent Directors”), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6.                               When a sub-adviser change is proposed for the Fund at a time when it has an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors’ minutes, that the change is in the best interests of the Fund and the shareholders/contract holders participating in the Fund and does not involve a conflict of interest from which HL Advisors or the affiliated sub-adviser derives an inappropriate advantage.

7.                               HL Advisors will provide general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s investments portfolio, and, subject to review and approval by the Board of Directors, will: (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objective, policies and restrictions.

8.                               No director or officer of  the Fund or directors or officers of HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (ii)

ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

9.                               The Fund will include in its registration statement the aggregate fee disclosure.

10.                         Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Fund.  The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11.                         HL Advisors will provide the Board of Directors, no less often than quarterly, with information about HL Advisors’ profitability on a per-Fund basis.  Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

12.                         When a sub-adviser is hired or terminated, HL Advisors will provide the Board of Directors with information showing the expected impact on HL Advisors’ profitability.

As provided by the investment management agreement, the Fund pays a monthly management fee to HL Advisors (which covers, in addition to investment management services, certain administrative services, which are provided by Hartford Life). The fee is accrued daily and paid monthly, at an annual rate stated as a percentage of the Fund’s average daily net asset value as follows:

Investment Management Fee

Average Daily Net Assets	Annual Rate
First $500 million	0.60%
Next $500 million	0.55%
Next $4 billion	0.50%
Next $5 billion	0.48%
Amount Over $10 billion	0.47%

HL Advisors, not the Fund, pays the sub-advisory fee to the sub-adviser.  HL Advisors pays Hartford Investment Management the direct and indirect costs incurred in managing the Fund.  Accordingly, the sub-advisory fee rate is as follows:

Sub-advisory Fee

Average Daily Net Assets	Annual Rate
All Assets	At Cost

Because the Fund had not commenced operations as of the date of this SAI, there is no management fee or sub-advisory fee payment history available for the Fund.

Pursuant to the investment management agreement and investment sub-advisory agreement, neither HL Advisors nor the sub-adviser is liable to the Fund or its shareholders for an error of judgment or mistake of law or for a loss suffered by the Fund in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence (willful misfeasance, bad faith, or negligence with respect to Hartford Investment Management and, while Hartford Investment Management serves as sub-adviser to the Fund, HL Advisors) in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.  The sub-adviser has agreed to indemnify HL Advisors to the fullest extent permitted by law against any and all loss, damage, judgment, fine, or award paid in settlement and attorneys’ fees incurred by HL Advisors, which result in whole or in part from the sub-adviser’s willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties as specifically set forth in the sub-advisory agreement.

HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981.  As of December 31, 2010, HL Advisors had approximately $46 billion in assets under management.

Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105, was organized in 1996 and is a wholly owned subsidiary of The Hartford.  Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts.  As of December 31, 2010, Hartford Investment Management had investment management authority over approximately $159.6 billion in assets.

HL Advisors, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the Fund, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the Fund by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

PORTFOLIO MANAGERS

Other Accounts Managed by the Fund’s Portfolio Managers

The following table lists the number and types of other accounts managed by the Fund’s portfolio managers and assets under management in those accounts as of April 30, 2011:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Paul Bukowski	2	$144.3	0	$0	3	$23.51
James Ong	1	$207.0	0	$0	1	$267.7

Conflicts of Interest between the Fund and Other Accounts

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients.  These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds.  The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Fund.   Portfolio managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio.  Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa.  A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Hartford Investment Management.  Because a portfolio manager’s compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with the Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

Hartford Investment Management’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Hartford Investment Management monitors a variety of areas, including compliance with the Fund’s primary guidelines, the allocation of securities, and compliance with Hartford Investment Management’s Code of Ethics.  Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management’s portfolio managers.  Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s overall book of business.

Material conflicts of interest may arise when allocating and/or aggregating trades.  Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary.  It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Fund or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management’s trade allocation policy.  The trade allocation policy is described in Hartford Investment Management’s Form ADV.  Hartford Investment Management’s compliance unit monitors block transactions to assure adherence to the trade allocation policy.

Compensation of the Fund’s Portfolio Managers

Hartford Investment Management’s portfolio managers are generally responsible for multiple accounts with similar investment strategies.  Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific fund.

The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive.  The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to Hartford Investment Management’s success.

The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management’s overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio gross performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on a variety of other factors, such as overall achievements relative to targets.

Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager.  An individual’s award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark.  With respect to the Fund, three benchmarks are used to measure the performance of the portfolio managers: the Delta target of the Portfolio Diversifier Index (used to measure the performance of the overall portfolio and of the Derivative Sleeve); the Barclays Capital U.S. Aggregate Bond Index (used to measure the performance of the Bond Sleeve); and the S&P 500 Index (used to measure the performance of the Equity Sleeve).  Performance of the Derivative Sleeve will be measured for consistency with the Portfolio Diversifier Index on a rolling 200-day basis.  Performance of the overall portfolio, the Bond Sleeve and the Equity Sleeve will be measured for consistency with the relevant index on a trailing three-year basis.  Individual performance is dollar weighted (based on assets under management).  Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the performance of Hartford Investment Management.  A designated portion of Hartford Investment Management’s net operating income will be allocated to long-term incentive awards each year.  The size of actual individual awards will vary greatly.  The awards granted in 2008 and prior years will vest over three years for most participants and five years for Hartford Investment Management’s Managing Directors and will be paid in cash at the end of the vesting period.  The awards granted in 2009 and following years will vest over three years for all participants and will be paid in a combination of cash and restricted units whose value tracks the market price of shares of The Hartford Financial Services Group, Inc. at the end of the vesting period.

All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.

Equity Securities Beneficially Owned by the Fund’s Portfolio Managers

As of the date of this SAI, the portfolio managers did not own any shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities.  Subject to any policy established by the Company’s Board of Directors and HL Advisors, the sub-adviser is primarily responsible for the investment decisions of the Fund and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of the Fund  to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-adviser generally seeks reasonably competitive spreads or commissions, the Fund does not necessarily pay the lowest possible spread or commission.  HL Advisors may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Fund.

The sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-adviser may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions.  Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in the Fund’s portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser.  Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market.  To the extent consistent with Section 28(e) of the 1934 Act, the sub-adviser may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction.  Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the investment sub-advisory agreement.  In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion.  The management fee paid by the Fund is not reduced because the sub-adviser, or its affiliates, receives these services even though it might otherwise be required to purchase some of these services for cash.  Some of these services are of value to the sub-adviser, or its affiliates, in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.

To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as the Fund then, as authorized by the Company’s Board of Directors, available securities may be allocated to the Fund and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by the Fund. In some cases, this system might adversely affect the price paid by the Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for the Fund (for example, in the case of a small issue).

Accounts managed by the sub-adviser (or its affiliates) may hold securities held by the Fund.  Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one or more clients when one or more other clients are selling the same security.

Hartford Investment Management has determined that at present it will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.

Because the Fund had not commenced operations as of the date of this SAI, no information is available regarding brokerage commissions paid by the Fund, including brokerage commissions paid by the Fund to firms selected in recognition of research services.

FUND EXPENSES

The Fund pays its own expenses including, without limitation:  (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) fees, expenses and disbursements of custodians for all services to the Fund; (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (13) expenses for servicing shareholder accounts; (14) any direct charges to shareholders approved by the directors of the Fund; (15) compensation and expenses of directors of the Fund, other than those who are also officers of The Hartford; and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto.

FUND ADMINISTRATION

The management fee paid by the Fund to HL Advisors covers, in addition to investment advisory services, certain administrative services that are provided to the Fund.  Pursuant to an agreement between HL Advisors and Hartford Life (an affiliate of HL Advisors), Hartford Life manages the business affairs of the Fund and provides administrative personnel, services, equipment and facilities and office space for the proper operation of the Fund.  In return for these administrative services, HL Advisors pays Hartford Life a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund. This fee is paid out of the management fee and not by the Fund.  In addition to providing administrative services to the Fund, Hartford Life provides fund accounting services for which it is compensated at a competitive market rate.

Hartford Life, an affiliate of HL Advisors, provides fund accounting services to the Fund pursuant to a fund accounting agreement by and between Hartford Series Fund, Inc., on behalf of the Fund, and Hartford Life, dated January 3, 2000, as amended July 23, 2001.  Such fund accounting services include, but are not limited to: (i) daily pricing of portfolio securities; (ii) computation of the net asset value and the net income of the Fund in accordance with the Fund’s prospectus and statement of additional information; (iii) calculation of dividend and capital gain distributions, if any; (iv) calculation of yields on the Fund and all classes thereof, as applicable; (v) preparation of various reports; and (vi) such other similar services with respect to the Fund as may be reasonably requested by the Fund.

In consideration of services rendered and expenses assumed pursuant to this agreement, the Fund pays Hartford Life a fee calculated at the following annual rate based on the Fund’s aggregate net assets shown below.

Average Daily Net Assets	Annual Fee
First $5 billion	0.018%
Next $5 billion	0.016%
Amount Over $10 billion	0.014%

Because the Fund had not commenced operations as of the date of this SAI, no information regarding fees paid to Hartford Life is available.

DISTRIBUTION ARRANGEMENTS

The Fund’s shares are sold by Hartford Securities Distribution Company, Inc. (the “distributor”) on a continuous basis to separate accounts sponsored by The Hartford and its affiliates.

The Company, on behalf of the Fund, has adopted a distribution plan (the “Plan”) for its Class IB shares pursuant to appropriate resolutions of the Fund’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the Financial Industry Regulatory Authority (“FINRA”) regarding asset based sales charges.

The distributor is authorized by the Company to receive purchase and redemption orders on behalf of the Fund. The distributor has authorized one or more financial services institutions to receive purchase and redemption orders on behalf of the Fund, subject to the Fund’s policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution receives the order. Orders will be priced at the Fund’s next net asset value computed after the orders are received by an authorized financial services institution and accepted by the Fund. The Fund’s net asset value is determined in the manner described in the Fund’s prospectus.

Pursuant to the Plan, the Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. The expenses of the Fund pursuant to the Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of the Fund’s average daily net assets. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of the Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts (“Variable Contracts”) investing indirectly in Class IB shares of the Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class IB shares of the Fund; (d) expenses relating to the development, preparation, printing, and mailing of Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of the Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of the Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding the Fund’s investment objective and policies and other information about the Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of the Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Class IB shares of the Fund; and (i) expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class IB shares attributable to such accounts.  The Plan is considered a compensation type plan, which means the distributor is paid the agreed upon fee regardless of the distributor’s expenditures.

In accordance with the terms of the Plan, the distributor provides to the Fund, for review by the Fund’s Board of Directors, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made.  In the Board of Directors’ quarterly review of the Plan, they review the level of compensation the Plan provides.

The Plan was adopted by a majority vote of the Fund’s Board of Directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan.  Potential benefits which the Plan may provide to the Fund include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity and the ability to sell shares of the Fund through adviser and broker distribution channels.  The Board of Directors believes that there is a reasonable likelihood that the Plan will benefit the Class IB shareholders of the Fund.  Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above.  The Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plan must also be approved by the Board of Directors in the manner described above.  The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund affected thereby.  The Plan will automatically terminate in the event of its assignment.

Because the Fund had not commenced operations as of the date of this SAI, no information regarding 12b-1 fees paid is available.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Fund’s shares and/or for the servicing of those shares.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase or sale (redemption) of Fund shares, see “Purchase and Redemption of the Fund’s Shares” in the Fund’s prospectus.

SUSPENSION OF REDEMPTIONS

The Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by the Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for the Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

MANDATORY REDEMPTION OF SHARES

There may be instances in which the Fund determines that it is appropriate to require that your interest in the Fund be redeemed.  Your shares could be redeemed if: (i) your transactions in Fund shares raise suspicions of money laundering, fraud or other illegal conduct; (ii) maintenance of your investment in the Fund jeopardizes the tax status or qualifications of the Fund; or (iii) redemption of your shares is determined to be in the best interests of the Fund.  The terms of the variable annuity contract through which you invest in the Fund may specify additional circumstances under which your shares may be redeemed.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for the Fund as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, the “Valuation Time”) on each business day that the Exchange is open.  The Fund is closed for business and does not price its shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange.  The net asset value of the Fund’s shares is determined by dividing the value of the Fund’s net assets by the number of shares outstanding.

The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange, that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services.  Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regards to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

Investments of the Fund that mature in 60 days or less are generally valued at amortized cost, which approximates market value.  Under the amortized cost method of valuation, an instrument is valued at acquisition cost adjusted by the daily accretion of discount or amortization of premium.  The interest payable at maturity is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio’s investments assuming the instrument’s obligation is paid in full at maturity.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange on which the security is primarily traded (the “Primary Market”) at the Valuation Time.  If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.  The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.  For securities traded on the Nasdaq, the Fund utilizes the Nasdaq Official Closing Price, which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sales price at the Valuation Time on the Primary Market on which the instrument is traded.  If the instrument did not trade on the Primary Market, it may be valued at the last reported sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between the most recent bid and asked prices on such exchange or market at the Valuation Time.  Absent both bid and asked prices on such exchange, the bid price may be used.  In the case of OTC options that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively.  If a settlement price is not available, the futures contracts will be valued at the most recent trade price as of the Valuation Time.  If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Swaps shall be valued using a custom interface from an independent pricing service.  If a swap cannot be valued through an independent pricing service, Bloomberg will be used to calculate a value based upon inputs from the terms of the deal.  Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market.  If such instruments do not trade on an exchange or market, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.  In the event that the independent pricing service cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

OWNERSHIP AND CAPITALIZATION OF THE FUND

Capital Stock   The Board of Directors for the Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify shares of the Fund into one or more classes.  The directors have authorized the issuance of one class of shares of the Fund designated as Class IB shares.

As of the date of this SAI, no person held an interest in the Fund equal to 5% or more of the outstanding shares of the Fund.

Voting  Each shareholder is entitled to one vote for each share of the Fund held upon all matters submitted to the shareholders generally.  All of the shares of the Fund will be held of record by insurance companies.  The insurance companies will generally vote Fund shares pro rata according to the written instructions of the owners of Variable Contracts indirectly invested in the Fund.  It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

Matters in which the interests of all the HLS Funds in the Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate HLS Funds.  Matters that affect all or several HLS Funds in the Company, but where the interests of the HLS Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HLS Fund for their HLS Fund.  Matters that affect only one HLS Fund (such as a change in its fundamental policies) are voted on separately for the HLS Fund by the shareholders of that HLS Fund.

Other Rights  Each share of Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of Fund stock have no pre-emptive, subscription or conversion rights.  Upon liquidation of the Fund, the shareholders of the Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

TAXES

Federal Tax Status of the Fund

The following discussion of the federal tax status of the Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.  Tax law is subject to change by legislative, administrative or judicial action.

The Fund is treated as a separate taxpayer for federal income tax purposes.  The Company intends for the Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year.  If the Fund:  (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”) (which the Company intends the Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code.  In particular, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

The Fund must meet several requirements to maintain its status as a regulated investment company.  These requirements include the following:  (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

The Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

Unless seed capital exceeds the amounts specified in the Internal Revenue Code, the Fund should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year, if the Fund’s only shareholders are segregated asset accounts of life insurance companies supporting variable annuity contracts. If the Fund is subject to the 4% federal excise tax, the Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”).

The Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable annuity contracts.  Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the Fund which meets certain additional requirements.  These requirements are in addition to the diversification requirements of Subchapter M and of the 1940 Act, and may affect the securities in which the Fund may invest.  In order to comply with future requirements of Section 817(h) (or related provisions of the Code), the Fund may be required, for example, to alter its investment objective.

The 817(h) requirements place certain limitations on the percentage of assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer.  These limitations apply to how much of the Fund’s assets may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

no more than 55% of the Fund’s total assets may be represented by any one investment;
no more than 70% by any two investments;
no more  than 80% by any three investments; and
no more than 90% by any four investments.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Investment income received from sources within foreign countries, or capital gains earned by the Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of the Fund’s assets to be invested within various countries is not now known.  The Company intends that the Fund will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.  Owners of variable annuity contracts investing in the Fund bear the costs of any foreign tax, but are not able to claim a foreign tax credit or deduction for these foreign taxes.

Any gains derived from short sales will generally be taxed as short-term capital gains that would be taxed to shareholders on distributions as ordinary income.

The Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund.  These rules:  (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above.  The Company seeks to monitor transactions of the Fund, seeks to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

If for any taxable year the Fund fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders).  In addition, if for any taxable year the Fund fails to qualify as a regulated investment company, owners of variable annuity contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Likewise, if the Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable annuity contracts who have indirectly invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Accordingly, compliance with the above rules is carefully monitored by the Fund’s investment adviser and the Fund intends to comply with these rules as they exist or as they may be modified from time to time.  Compliance with the tax requirements described above may result in lower total return for the Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s investment sub-adviser might otherwise select.

If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  As a result, owners of variable annuity contracts investing in the Fund would bear the cost of these taxes and interest charges.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the Fund to recognize taxable income or gain without the concurrent receipt of cash.  The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

If the Fund invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash.  However, because the Fund must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and the Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable annuity contracts who are indirectly invested in the Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract.  For information concerning the federal income tax consequences to the owners of variable annuity contracts, see the prospectuses for such contracts.

CUSTODIAN

Portfolio securities of the Fund are held pursuant to a Master Custodian Contract between the Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

TRANSFER AGENT

Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125, an affiliate of HL Advisors, serves as Transfer and Dividend Disbursing Agent for the Fund.  The transfer agent issues and redeems shares of the Fund and disburses any dividends declared by the Fund.  For its services, the transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors.  HL Advisors and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.

DISTRIBUTOR

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, acts as the Fund’s distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Independent Registered Public Accounting Firm is Ernst & Young LLP.  Ernst & Young LLP is principally located at 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

OTHER INFORMATION

The Fund seeks to approximate the performance of the Standard & Poor’s 500 Index with respect to a portion of its assets. “Standard & Poor’s”®, “S&P”®, “S&P 500”®, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company. The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Hartford Life Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund or Hartford Life Insurance Company. S&P has no obligation to take the needs of the Fund or its shareholders, or Hartford Life Insurance Company, into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the Fund or the timing of the issuance or sale of shares in the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

In addition, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, its shareholders or any other person or entity from the use of the S&P 500

Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

CODE OF ETHICS

The Fund, HL Advisors, Hartford Securities Distribution Company, Inc. and the sub-adviser have each adopted a code of ethics designed to protect the interests of the Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The audited financial statements for the Fund and related report of the Company’s independent registered public accounting firm will be available in the Company’s annual report once the Fund has completed its first annual fiscal period.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Fund’s Board of Directors, HL Advisors has delegated to the sub-adviser the authority to vote all proxies relating to the Fund’s portfolio securities.  The sub-adviser’s exercise of this delegated proxy voting authority is subject to oversight by the Fund’s investment manager.  The sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest.

The policies and procedures used by the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below.  In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics.  However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser’s policies and procedures as well as the Fund’s voting records.  For a complete copy of the sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordinvestor.com.  Because the Fund had not commenced operations as of the date of this SAI, information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is not available, but once available can be obtained (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security.  For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.”

Hartford Investment Management Company

The Fund has granted to Hartford Investment Management Company (“Hartford Investment Management”) the authority to vote proxies on its behalf with respect to the assets it manages. The goal of Hartford Investment Management is to vote proxies in what it believes are the best economic interests of its clients, free from conflicts of interest. The Proxy Voting Committee of Hartford Investment Management has determined that this goal is best achieved by retaining the services of Glass Lewis & Co., LLC, an independent research firm that provides proxy voting services to more than 100 institutional clients and has developed best practices in corporate governance consistent with the best interest of investors (“Glass Lewis”).

In general, all proxies received from issuers of securities held in client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.  Hartford Investment Management has concluded that the Glass Lewis guidelines are substantially in accord with Hartford Investment Management’s own philosophy regarding appropriate corporate governance and conduct. In most cases, securities will be voted in accordance with Glass Lewis’ voting recommendations, but Hartford Investment Management may deviate from Glass Lewis’s recommendations on specific proxy proposals. To ensure that no voting decision is influenced by a conflict of interest, a portfolio manager who intends to vote contrary to a Glass Lewis recommendation must notify Hartford Investment Management’s Proxy Committee of such intent, and obtain its approval before voting.

The Proxy Voting Committee evaluates the performance of Glass Lewis at least annually.

Hartford Investment Management votes proxies solicited by an affiliated investment company in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting).

Material Conflict of Interest Identification and Resolution Processes

The use of Glass Lewis minimizes the number of potential conflicts of interest Hartford Investment Management faces in voting proxies, but Hartford Investment Management does maintain procedures designed to identify and address those conflicts that do arise. Proxy votes with respect to which an apparent conflict of interest is identified are referred to the Proxy Committee to resolve. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee’s vote on the matter in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee’s decision. Potential conflicts of interest may include:

•        The issuer that is soliciting Hartford Investment Management’s proxy vote is also a client of Hartford Investment Management or an affiliate;

•        A Hartford Investment Management employee has acquired non-public information about an issuer that is soliciting proxies;

•        A Hartford Investment Management employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; or

•        A Hartford Investment Management employee is contacted by management or board member of a company regarding an upcoming proxy vote.

Situations in which Hartford Investment Management might not vote a proxy

It may not be possible to cast an informed vote in certain circumstances due to lack of information in the proxy statement. Hartford Investment Management and/or Glass Lewis may abstain from voting in those instances.  Proxy materials not being delivered in a timely fashion also may prevent analysis or entry of a vote by voting deadlines.  In some cases Hartford Investment Management may determine that it is in the best economic interests of its clients not to vote certain proxies.   For example, Hartford Investment Management generally does not vote proxies of issuers subject to shareblocking provisions or in jurisdictions that impose restrictions upon selling shares after proxies are voted.  Similarly, votes are generally not cast in those foreign jurisdictions which require that a power of attorney be filed. Mutual fund and third party client accounts may have a securities lending program.  In such a case, Hartford Investment Management may be unable to vote proxies when the underlying securities have been loaned (loan termination is often the only way to vote proxies on the loaned securities).  In general, Hartford Investment Management does not know when securities have been loaned.

Glass Lewis Proxy Voting Guidelines Summary

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans).  Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.  In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting.  In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes this right should be limited to holders representing a minimum of 10-15% of the issued shares.

Advance Notice Requirements for Shareholder Ballot Proposals.   Glass Lewis typically recommends that shareholders vote against these proposals.

Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests.

Election of Directors

Voting Recommendation on the Basis of Independence:  Glass Lewis looks at each director nominee and examines the director’s relationships with the company, the company’s executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. Glass Lewis believes that such relationships makes it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

In general, Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds’ independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically(1) recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

Glass Lewis believes that only independent directors should serve on a company’s audit, compensation, nominating and governance committees.(2) Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position.  See full guidelines for criteria.

Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

Voting Recommendation on the Basis of Other Considerations:  Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

Appointment of Auditors

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee.

Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Changes to Capital Structure

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

•                  Stock Split — Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the Company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis’ view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

•                  Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

•                  Financing for Acquisitions — Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

•                  Financing for Operations — Glass Lewis reviews the company’s cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and

(1)  In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, Glass Lewis will express its concern regarding those directors, but Glass Lewis will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.

(2)  Glass Lewis will recommend withholding votes from any member of the audit committee who owns 20% or more of the company’s stock, and Glass Lewis believes that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating and governance committees.

effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Equity Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive  for them to act in a way that will improve company performance.

Glass Lewis’ analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis’ model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Performance Based Options.  Glass Lewis believes in performance-based equity compensation plans for senior executives.  Glass Lewis feels that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees should be based on overall company performance, Glass Lewis does support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance-based option requirements.

Linking Pay with Performance. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis’ model benchmarks the these executives’ pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance.  Glass Lewis uses this analysis to inform Glass Lewis’ voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis’ evaluation of the compensation committee’s performance.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan.  To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee.  Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.  Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.  However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Limits on Executive Compensation. As a general rule, Glass Lewis believes shareholders should not be directly involved in setting executive compensation. Such matters should be left to the compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers’ comparable size and performance.  However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options.  Glass Lewis typically recommends that Glass Lewis’ clients oppose caps on executive stock options.

Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the compensation committee is in the best position to set policy on management compensation. Shareholders can hold the compensation committee accountable for pay awarded.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Social and Corporate Responsibility

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

In general, Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis’ opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies. Glass Lewis believes that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that shareholders should hold board members accountable for these issues when they face re-election.

Environmental Policies.  Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, shareholders should hold directors accountable when they face reelection.  Glass Lewis believes that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.  Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.

APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the Sub-Adviser will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used.  In the case of intermediate ratings, they are included in the category of the primary rating.  For example, BBB- and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.

RATING OF BONDS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

STANDARD AND POOR’S CORPORATION (“STANDARD & POOR’S”)

AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

MOODY’S

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

The relative strength or weakness of the following factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

-         Liquidity ratios are adequate to meet cash requirements.

Liquidity ratios are basically as follows, broken down by the type of issuer:

•      Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

•      Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

•      Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

-         The long-term senior debt rating is “A” or better; in some instances “BBB” credits may be allowed if other factors outweigh the “BBB”.

-         The issuer has access to at least two additional channels of borrowing.

-         Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

-         Typically, the issuer’s industry is well established and the issuer has a strong position within its industry.

-         The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

STANDARD & POOR’S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated “BB”, “B”, “CCC” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and

“C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used to debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating “CI” is reserved for income bonds on which no interest is being paid.

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

“NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

MOODY’S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated “Aa” are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated “A” possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated “C” are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

STANDARD & POOR’S RATINGS SERVICES. A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols are as follows:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICES. Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody’s ratings for short-term loans have the following definitions:

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

Standard & Poor’s assigns “dual” ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, “AAA/A-1+”). For the newer “demand notes”, Standard & Poor’s note rating symbols, combined with the commercial paper symbols, are used (for example, “SP-1+/A-1+”).

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50% - 90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

PART C

OTHER INFORMATION

Item 28.	Exhibits

	a.(i)	Articles of Restatement, dated July 9, 2010 (incorporated by reference to Post-Effective Amendment #78 filed on February 14, 2011)

	a.(ii)	Articles Supplementary, dated March 2, 2011 (incorporated by reference to Post-Effective Amendment #79 filed on April 29, 2011)

	b.	Amended and Restated By-Laws, dated November 4, 2010 (incorporated by reference to Post-Effective Amendment #78 filed on February 14, 2011)

	c.	Not Applicable

	d.(i)	Investment Management Agreement between HL Investment Advisors and Hartford Series Fund, Inc., dated March 1, 2010 (incorporated by reference to Post-Effective Amendment #75 filed on April 30, 2010)

d.(ii)

Investment Management Agreement (American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income & Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth & Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Cap HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund, American Funds New World HLS Fund) (incorporated by reference to Post-Effective Amendment #70 filed on April 29, 2008)

d.(iii)

Investment Sub-Advisory Agreement with Wellington Management Company, LLP, dated October 1, 2009 (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-162533) filed on October 16, 2009)

d.(iv)

Investment Sub-Advisory Agreement with Hartford Investment Management Company, dated October 1, 2009 (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-162533) filed on October 16, 2009)

	e.(i)	Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

	e.(ii)	First Amendment to Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

	e.(iii)	Second Amendment to Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #66 filed on January 30, 2008)

	e.(iv)	Third Amendment to Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #70 filed on April 29, 2008)

	e.(v)	Fourth Amendment to Amended and Restated Principal Underwriting Agreement (filed herewith)

	f.	Not Applicable

	g.(i)	Master Custodian Contract (incorporated by reference to Post Effective Amendment #54 filed on April 30, 2007)

	h.(i)	Amended and Restated Share Purchase Agreement — Hartford Life Insurance Company (incorporated by reference to Post-Effective Amendment #20 filed on April

30, 2003)

h.(ii)	Amended and Restated Share Purchase Agreement — Hartford Life and Annuity Insurance Company (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

h.(iii)	Share Purchase Agreement — First Fortis Life Insurance Company (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

h.(iv)	Share Purchase Agreement — Fortis Benefits Insurance Company (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

h.(v)

Transfer Agency and Service Agreement between Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and Hartford Administrative Services Company dated August 4, 2010 (incorporated by reference to Post-Effective Amendment #78 filed on February 14, 2011)

h.(vi)	Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

h.(vii)	Amendment Number 1 to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

h.(viii)	Second Amendment to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

h.(ix)	Third Amendment to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

h.(x)	Fourth Amendment to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #66 filed on January 30, 2008)

h.(xi)	Fifth Amendment to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #66 filed on January 30, 2008)

h.(xii)	Sixth Amendment to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #70 filed on April 29, 2008)

h.(xiii)	Seventh Amendment to Fund Accounting Agreement (filed herewith)

h.(xiv)	Master-Feeder Participation Agreement dated April 30, 2008 (incorporated by reference to Post-Effective Amendment #70 filed on April 29, 2008)

h.(xv)

Expense Limitation Agreement between Hartford Series Fund, Inc. and HL Investment Advisors, LLC (American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income & Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth & Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Cap HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund, American Funds New World HLS Fund) (incorporated by reference to Post-Effective Amendment #70 filed on April 29, 2008)

h.(xvi)	Management Fee Waiver dated as of August 25, 2008 between Hartford Series Fund, Inc. and HL Investment Advisors, LLC (incorporated by reference to Post-Effective Amendment #72 filed on April 30, 2009)

h.(xvii)	Expense Limitation Agreement between Hartford Series Fund, Inc. and HL Investment Advisors, LLC (Hartford Portfolio Diversifier HLS Fund) (filed herewith)

i.	Opinion and Consent of Counsel (filed herewith)

j.	Not Applicable

k.	Not Applicable

l.	Not Applicable

m.	Amended and Restated Rule 12b-1 Distribution Plan (incorporated by reference to Post-Effective Amendment #70 filed on April 29, 2008)

n.	Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment #70 filed on April 29, 2008)

o.	Not Applicable

p.(i)

Code of Ethics of HL Investment Advisors, LLC , Hartford Investment Financial Services, LLC and The Hartford Sponsored Mutual Funds (incorporated by reference to Post-Effective Amendment #75 filed on April 30, 2010)

p.(ii)	Code of Ethics of Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #75 filed on April 30, 2010)

p.(iii)	Code of Ethics of Hartford Securities Distribution Company, Inc. (incorporated by reference to Post-Effective Amendment #65 filed on November 15, 2007)

p.(iv)	Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #71 filed on February 13, 2009)

q.(i)	Power of Attorney dated February 2, 2011 (incorporated by reference to Post-Effective Amendment #79 filed on April 29, 2011)

Item 29.	Persons Controlled by or Under Common Control with Registrant

Certain persons that are affiliates of and controlled by Hartford Financial Services Group, Inc., a Maryland corporation, are controlling shareholders of the Hartford Series Fund, Inc. Information about all such persons is incorporated herein by references to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 25, 2011. With regard to Hartford Series Fund, Inc. matters for which the Investment Company Act of 1940, as amended (the “1940 Act”) required a shareholder vote, shares offered to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates, Union Security Insurance Company and Union Security Life Insurance Company of New York (the “Accounts”) are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. With respect to certain qualified retirement plans (“Plans”). Plan trustees generally vote Hartford Series Fund, Inc. shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Item 30.	Indemnification

The relevant portion of Article V of the Articles of Incorporation provides:

(f) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

HL Investment Advisors, LLC serves as investment adviser to each of the investment companies included in this Registration Statement.

Name	Position with HL Investment Advisors, LLC	Other Business
James Davey	President, Chief Executive Officer and Manager

Executive Vice President of Hartford Life Insurance Company (1) (“HLIC”) and President, Chairman of the Board, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (2) (“HIFSCO”)

Robert Arena	Manager	Executive Vice President of HLIC and Manager of Hartford Investor Services Company, LLC (3) (“HISC”)
Colleen B. Pernerewski	Vice President and Chief Compliance Officer	Vice President and Chief Investment Advisor Compliance Officer of HIFSCO
Vernon J. Meyer	Senior Vice President	Senior Vice President of HLIC and HIFSCO
Diana Benken	Controller	Assistant Vice President of HLIC
Edward P. Macdonald	Vice President, Chief Legal Officer and Secretary	Vice President of HLIC and Vice President and Chief Legal Officer — Mutual Funds of HIFSCO
Catherine Marshall	Assistant Vice President	Assistant Vice President of HLIC, HIFSCO and HISC
Elizabeth L. Schroeder	Assistant Vice President	Assistant Vice President of HLIC and HIFSCO
Alice Pellegrino	Assistant Vice President	Assistant Vice President of HLIC, HIFSCO and HISC
Michael J. Fixer	Assistant Treasurer	Assistant Treasurer and Assistant Vice President of HLIC, HISC and Hartford Life, Inc. (4)

(1)	The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.
(2)	The principal business address for HIFSCO is 200 Hopmeadow Street, Simsbury, CT 06089.
(3)	The principal business address for HISC is 200 Hopmeadow Street, Simsbury, CT 06089.
(4)	The principal business address for Hartford Life, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

Item 32.	Principal Underwriters

Hartford Securities Distribution Company, Inc. (“HSD”) is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HSD is the principal underwriter for the following registered investment companies:

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

Hartford Life Insurance Company

Separate Account One

Separate Account Two

Separate Account Two (DC Variable Account I)

Separate Account Two (DC Variable Account II)

Separate Account Two (QP Variable Account)

Separate Account Two (Variable Account “A”)

Separate Account Two (NQ Variable Account)

Separate Account Ten

Separate Account Three

Separate Account Five

Separate Account Seven

Separate Account Eleven

	Hartford Life and Annuity Insurance Company	Separate Account One Separate Account Ten Separate Account Three Separate Account Five Separate Account Six Separate Account Seven

	Hart Life Insurance Company	Separate Account One Separate Account Two

	American Maturity Life Insurance Company	Separate Account AMLVA Separate Account One

	Servus Life Insurance Company	Separate Account One Separate Account Two

The Directors and principal officers of HSD and their position with the Registrant are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Position and Offices with Registrant
Jams Davey	Director	President and Chief Executive Officer
Sharon A. Ritchey	Chief Executive Officer, President, Chairman of the Board and Director	None
Diana Benken	Chief Financial Officer Controller/FINOP	None
Cathleen Shine	Chief Legal Officer — Broker Dealer and Secretary	None
Christopher S. Conner	AML Compliance Officer and Chief Compliance Officer	None
Robert Arena	Director and Executive Vice President/Business Line Principal	None
Vernon Meyer	Senior Vice President	Vice President
Robert W. Paiano	Treasurer	None
Jared A. Collins**	Vice President	None
Stuart M. Carlisle	Vice President	None
Martin A. Swanson	Vice President /Marketing	Vice President
Diane E. Tatelman	Vice President	None
Timothy M. Baker	Assistant Vice President	None
Richard E. Cady	Assistant Vice President	None
Michael J. Fixer***	Assistant Treasurer and Assistant Vice President	None
Alice Longworth	Assistant Vice President	None
Margaret Norton****	Assistant Vice President/Brokerage Operations	None
Elizabeth Schroeder	Assistant Vice President	Vice President
Laura Quade	Assistant Vice President	None
Jeffrey T. Coghan	Assistant Vice President	None
Michael J. Shamburger	Assistant Vice President, Distribution Principal — 401(k) Sales	None
Kathryn Ann Stelter	Assistant Vice President	None
Michael R. Dressen	Assistant Secretary and Compliance Officer	None
Patricia A. Lavoie	Assistant Secretary	None
Denise Gagnon	Privacy Officer	None

*	Unless otherwise indicated, principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.
**	Principal business address is 31 St. James Avenue, Suite 600, Boston, MA 02116-4190.
***	Principal business address is Hartford Plaza, Hartford, CT 06115.
****	Principal business address is 1 Griffin Road North, Windsor, CT 06095-1512.

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant’s transfer agent, Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089. Registrant’s financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 3rd day of June, 2011.

HARTFORD SERIES FUND, INC.

By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Tamara L. Fagely	Controller & Treasurer	June 3, 2011
Tamara L. Fagely	(Chief Accounting Officer & Chief Financial Officer)

*	Director	June 3, 2011
Lynn S. Birdsong

*	Chairman of the Board and Director	June 3, 2011
Robert M. Gavin, Jr.

*	Director	June 3, 2011
Duane E. Hill

*	Director	June 3, 2011
Sandra S. Jaffee

*	Director	June 3, 2011
William P. Johnston

*	Director	June 3, 2011
Lemma W. Senbet

*	Director	June 3, 2011
Phillip O. Peterson

*	Director	June 3, 2011
Lowndes A. Smith

*	Director	June 3, 2011
David N. Levenson

/s/ Edward P. Macdonald		June 3, 2011
* By Edward P. Macdonald
Attorney-in-fact

* Pursuant to Power of Attorney dated February 2, 2011

EXHIBIT INDEX

Exhibit No.

e.(v)	Fourth Amendment to Amended and Restated Principal Underwriting Agreement (May 1, 2011)

h.(xiii)	Seventh Amendment to Fund Accounting Agreement (May 1, 2011)

h.(xvii)	Expense Limitation Agreement between Hartford Series Fund, Inc. and HL Investment Advisors, LLC (Hartford Portfolio Diversifier HLS Fund)

i.	Opinion and Consent of Counsel